UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Aspira Women’s Health Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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ASPIRA WOMEN’S HEALTH INC.
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 23,  2022
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Dear Stockholder:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Aspira Women’s Health Inc., a Delaware corporation (the “Company”), will be held on Thursday, June 23,  2022 at 8:00 a.m. (Eastern Daylight Time).  This year’s Annual Meeting will be conducted online via live webcast at www.virtualshareholdermeeting.com/AWH2022.

The Annual Meeting will be held for the following purposes:

1.

To elect as directors the seven nominees named in the proxy statement and recommended by the Board of Directors to serve for a one-year term expiring at the 2023 annual meeting of stockholders and until their successors are elected and qualified (Proposal 1);

2.	To hold an advisory vote to approve the compensation of the Company’s Named Executive Officers as disclosed in the proxy statement (Proposal 2);
3.	To approve an amendment to the Vermillion, Inc. 2019 Stock Incentive Plan (the “2019 Plan”) (Proposal 3);
4.	To ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 (Proposal 4); and
5.	To transact such other business as properly may be brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors of the Company has fixed the close of business on April 27,  2022 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during the Annual Meeting at www.virtualshareholdermeeting.com/AWH2022 or by contacting the Corporate Secretary at (415)  650-7377 in order to arrange a viewing of the list during the period of 10 days prior to the Annual Meeting.

YOUR VOTE IS IMPORTANT.  IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE BY INTERNET OR TELEPHONE TODAY OR REQUEST A PROXY CARD TO SIGN, DATE AND RETURN BY MAIL AS SOON AS POSSIBLE.

All stockholders are cordially invited to attend the Annual Meeting virtually. Even if you plan to virtually attend the Annual Meeting, you are urged to vote by Internet, telephone or request a proxy card to sign, date and return by mail in order to ensure your representation at the Annual Meeting. Any stockholder attending the Annual Meeting may change his or her vote and vote online even if that stockholder has voted previously.

Austin, Texas April 29, 2022	By Order of the Board of Directors /s/ Nicole Sandford___________ Nicole Sandford President, Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 23,  2022

The proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 are also available at www.aspirawh.com or  www.proxyvote.com.

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TABLE OF CONTENTS

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ASPIRA WOMEN’S HEALTH INC.

12117 Bee Caves Road, Building III, Suite 100
Austin, Texas 78738

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PROXY STATEMENT

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Annual Meeting of Stockholders to be Held on June 23,  2022

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Aspira Women’s Health Inc., a Delaware corporation (“Aspira,” the “Company,” “we,” “us” or “our”), for use at our 2022 annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, June 23,  2022 at 8:00 a.m. (Eastern Daylight Time). The Annual Meeting will be conducted online via live webcast at www.virtualshareholdermeeting.com/AWH2022. Our principal executive offices are located at 12117 Bee Caves Road, Building III, Suite 100, Austin, Texas 78738, and our telephone number is (512) 519-0400.

Electronic Delivery of Proxy Materials

In accordance with U.S. Securities and Exchange Commission (the “SEC”) rules and regulations, instead of mailing a printed copy of our proxy materials to each stockholder of record or beneficial owner, we furnish our proxy materials, which include this proxy statement and the accompanying proxy card,  Notice of the Annual Meeting and our Annual Report on Form 10-K for the year ended December 31, 2021, to our stockholders over the Internet unless otherwise instructed by the stockholder.  If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials will first be mailed to stockholders on or about May 13,  2022.

Attending the Virtual Annual Meeting

This year’s Annual Meeting will be a completely virtual meeting, which will be conducted online via live webcast. You will not be able to attend the Annual Meeting physically. You are entitled to participate in the Annual Meeting if you owned shares of our common stock as of the close of business on April 27,  2022.

You will be able to participate in the Annual Meeting online and submit your questions and vote during the meeting by visiting www.virtualshareholdermeeting.com/AWH2022. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or proxy card to participate in the Annual Meeting. If you own shares as a beneficial owner through a broker, bank or nominee and do not have a 16-digit control number, you must contact the broker, bank or nominee that holds your shares for instructions on how to participate in and vote during the Annual Meeting.

If you do not have your control number, you may still attend the Annual Meeting as a guest (non-shareholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

The Annual Meeting webcast will begin promptly at 8:00 a.m. Eastern Daylight Time, on June 23,  2022. Online access will begin at 7:45 a.m., Eastern Daylight Time, and we encourage you to access the meeting prior to the start time. You will not be able to attend the Annual Meeting if you do not have Internet access.

Even if you plan to participate in the Annual Meeting online, we recommend that you also vote in advance by proxy as described further in “Voting” on page 2 so that your vote will be counted if you later decide not to participate in the Annual Meeting.

Following the formal business of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer all appropriate questions submitted during the meeting in accordance with the Annual Meeting’s Rules of Conduct which are pertinent to the Company and the meeting matters, as time permits. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.

Record Date; Outstanding Shares

Only stockholders of record at the close of business on April 27,  2022 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 112,209,064 shares of our common stock issued and outstanding and entitled to vote.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us at our principal executive offices (12117 Bee Caves Road, Building III, Suite 100, Austin, Texas 78738, Attention: Investor Relations) either a written notice of revocation or a duly executed proxy card bearing a later date, or by virtually attending the Annual Meeting and voting. Attendance at the Annual Meeting will not, by itself, revoke a proxy. For shares held in street name by beneficial owners, holders may change their votes by submitting a later dated voting instruction form to their brokers, banks or other nominees or, if they have a 16-digit control number, by virtually attending the Annual Meeting and voting.

Solicitation of Proxies

This solicitation of proxies is made by us and all related costs will be borne by us. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and employees, without additional compensation, personally or by electronic or regular mail, telephone or facsimile.

Voting

Each share of common stock outstanding on the Record Date is entitled to one vote for each director to be elected and one vote on each other matter to be voted on. Stockholders do not have cumulative voting rights.

Voting in Advance of the Annual Meeting

You may vote your shares in advance of the Annual Meeting by Internet,  telephone or by mail.

By Internet:  You may vote your shares by Internet as instructed on the Notice of Internet Availability of Proxy Materials. The Internet procedures are designed to authenticate your identity, to allow you to vote your shares, and confirm that your instructions have been properly recorded.

By Telephone:  You may vote your shares by telephone as instructed in your paper proxy card, if you request one.

By Mail:  You may vote your shares by mail if you request a paper proxy card. If you receive multiple proxy cards, you should sign and date each proxy card you receive. When a proxy card is properly dated, executed and returned, the shares represented by such proxy card will be voted at the Annual Meeting in accordance with the instructions of the stockholder as set forth on the proxy card.  If no specific instructions are given, the shares will be voted in accordance with the Board’s recommendation, as follows:

•	“FOR” the election of each director nominee (Proposal 1);
•	“FOR” the approval of the compensation of our Named Executive Officers (as such term is defined under “Compensation Discussion and Analysis” below) (Proposal 2);
•	“FOR” the approval of the amendment to the 2019 Plan (Proposal 3); and
•	“FOR” the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2022 (Proposal 4).

In addition, shares will be voted at the discretion of the individuals designated as proxies on the proxy card on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Voting During the Annual Meeting

You may vote by accessing the webcast online at www.virtualshareholdermeeting.com/AWH2022, having the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or proxy card available, and following the instructions. If you own shares as a beneficial owner through a broker, bank or nominee and do not have a 16-digit control number, you must contact the broker, bank or nominee that holds your shares for instructions on how to vote during the Annual Meeting.

Quorum; Required Votes; Abstentions; Broker Non-Votes

Quorum

Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person or by proxy, at the Annual Meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. Stockholders attending the Annual Meeting via webcast are deemed to be present “in person”. When shares are properly voted in accordance with the procedures above, such shares are counted in determining whether a quorum exists, even if the shares are voted “ABSTAIN.” Broker non-votes (as defined below) are also counted for purposes of determining a quorum.

Required Votes

The proposal to elect directors (Proposal 1) in an uncontested election requires the affirmative vote of a majority of the votes properly cast at the Annual Meeting in person or by proxy and entitled to vote. Majority voting means that a nominee for director will be elected if the votes cast “FOR” such nominee exceed the votes cast “AGAINST” such nominee.

The proposals to approve the compensation of our Named Executive Officers (Proposal 2), to approve the amendment to the 2019 Plan (Proposal 3) and to ratify the selection of BDO USA, LLP as our independent registered public accounting firm (Proposal 4) each require the affirmative vote of a majority of the votes properly cast at the Annual Meeting in person or by proxy and entitled to vote.

Abstentions

Shares voted “ABSTAIN” from the proposals to elect directors (Proposal 1), to approve the compensation of our Named Executive Officers (Proposal 2), to approve the amendment to the 2019 Plan (Proposal 3) and to ratify the selection of BDO USA, LLP as our independent registered public accounting firm (Proposal 4) will have no effect on the outcome of the votes.

Broker Non-Votes

If a stockholder holds shares in the name of a broker, bank or nominee (this is called “street name”), the broker, bank or nominee will send to the stockholder a voting instruction form with this proxy statement. The broker, bank or nominee is not permitted to vote on the stockholder’s behalf on certain matters that are not “routine,” such as the proposals regarding the election of the director nominees and the approval of executive compensation, unless the stockholder provides specific instructions by completing and returning the voting instruction form (these uninstructed votes are termed “broker non-votes”). Broker non-votes are not treated as entitled to vote on these proposals and, therefore, are not counted for purposes of determining the number of votes cast with respect to these particular proposals.

Broker non-votes will have no effect on the outcome of the votes with respect to the proposals to elect the director nominees (Proposal 1), to approve the compensation of our Named Executive Officers (Proposal 2) or to approve the amendment to the 2019 Plan (Proposal 3).

The proposal to ratify the selection of BDO USA, LLP as our independent registered public accounting firm (Proposal 4) is considered a routine matter, and the broker, bank or nominee is allowed to vote the shares in street name, without receiving specific instructions from stockholders on how to vote the shares on that proposal.

Householding of Proxy Materials

Some banks, brokers and other nominee registered holders may be “householding” our proxy statements and annual reports. This means that only one copy of the Notice of Internet Availability of Proxy Materials or our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials, or copies of our proxy statement and annual report to stockholders, to you if you request such copies prior to June 9, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your 16-digit control number in the subject line. If you want to receive separate copies in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

Submission of Stockholder Proposals for the 2023 Annual Meeting

In order to be eligible for inclusion in the Company’s proxy statement and form of proxy for the 2023 annual meeting of stockholders (the “2023 Annual Meeting”), stockholder proposals must comply with Rule 14a-8(e) promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other applicable rules. Rule 14a-8 requires that stockholder proposals be delivered to our principal executive offices no later than 120 days before the one-year anniversary of the release date of the previous year’s annual meeting proxy statement. Accordingly, if you wish to submit a proposal to be considered for inclusion in the proxy statement for our 2023 Annual Meeting, you must submit the proposal in writing to Aspira Women’s Health Inc., 12117 Bee Caves Road, Building III, Suite 100, Austin, Texas 78738, Attention: Corporate Secretary. We must receive the proposal by December 30, 2022 in order to consider it for inclusion in the proxy statement for our 2023 Annual Meeting.

Stockholder proposals and director nominations not included in our proxy statement for our 2023 Annual Meeting will not be eligible for presentation at the meeting unless they comply with the advance notice requirements set forth in our Bylaws, including that the stockholder gives timely notice of the proposal or nomination in writing to our principal executive offices. To be timely, stockholder proposals and director nominations must be received by us not earlier than 5:00 p.m. Eastern Time on the 120th day nor later than 5:00 p.m. Eastern Time on the 90th day prior to the first anniversary of the previous year’s annual meeting. Accordingly, proposals and nominations that are not received between February 23,  2023 and March 25,  2023 will not be voted on at the 2023 Annual Meeting. Our Bylaws contain provisions regarding information that must be set forth in a stockholder’s notice or otherwise provided in connection with stockholder proposals and director nominations. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than management’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 24, 2023.

YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE VOTE BY INTERNET OR TELEPHONE TODAY OR REQUEST A PROXY CARD TO SIGN, DATE AND RETURN BY MAIL AS SOON AS POSSIBLE.

If your shares are held in the name of a brokerage firm, bank, nominee or other institution, only it can vote your shares upon specific instructions from you. Please contact the person responsible for your account at your broker or bank to ensure that a proxy is voted on your behalf.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors (the “Board”) currently consists of five members, all of whom have been nominated or re-nominated for election at the Annual Meeting. In addition, the Board has nominated two additional individuals for election at the Annual Meeting.

If elected by our stockholders, each of the seven nominees named below will serve for a one-year term expiring at our 2023 annual meeting of stockholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal. Stockholders may not vote for more than seven nominees.

In evaluating the suitability of individual Board members, our Nominating and Corporate Governance Committee takes into account many factors such as general understanding of various business disciplines (e.g., marketing or finance), understanding of the Company’s business environment, educational and professional background, judgment, integrity, ability to make independent analytical inquiries and willingness to devote adequate time to Board duties. The Board evaluates each individual in the context of the Board as a whole with the objective of retaining a group with diverse and relevant experience that can best perpetuate the Company’s success and represent stockholder interests through sound judgment.

Nominees for Director

 Information regarding the nominees for the Board of Directors is set forth below. The Company has no reason to believe that the nominees would be unable or unwilling to serve as a director if elected. However, in the event that any of the nominees is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the Board to fill the vacancy.

Name	Age	Position with Aspira
Robert Auerbach, M.D.	62	Director Nominee
Celeste R. Fralick, Ph.D.	63	Member - Audit Committee
Veronica G.H. Jordan, Ph.D.	71	Chair - Compensation Committee; Member - Audit Committee
Mr. James T. LaFrance	63	Lead Independent Director; Chair - Audit Committee; Chair - Nominating and Governance Committee; Member - Compensation Committee
Ms. Valerie B. Palmieri	60	Executive Chair of the Board
Ms. Nicole Sandford	52	President, Chief Executive Officer and Director
Ms. Ruby Sharma	55	Director Nominee

Robert Auerbach, age 62, was nominated by the Board for election at the Annual Meeting. Dr. Auerbach retired as President of CooperSurgical Inc., a medical device and fertility company and wholly owned subsidiary of CooperCompanies in 2020. Having joined CooperSurgical in 2005, Dr. Auerbach previously held Executive Vice President positions including Chief Medical Officer and Chief Strategy Officer. He continues to serve as an adjunct faculty member and as an Executive Board Member of the Center for Biomedical Innovation and Technology at Yale University. Dr. Auerbach has also been a member of the Yale School of Medicine clinical faculty. He currently serves on the Board of Directors of OCON Healthcare, Escala Medical and Empress Medical as well as an advisor to CooperSurgical and GestVision. He is a graduate of the Lehigh-Hahnemann 6-year BA-MD program and completed his OB/GYN residency at Yale.

Our Board has determined that based upon Dr. Auerbach’s extensive experience in the medical industry, including relevant experience as a current director and prior executive officer, he has the qualifications and skills to serve as a member of our Board. Dr. Auerbach was initially identified as a potential director candidate by a current director.

Celeste R. Fralick, Ph.D., age 63, was appointed to the Board in February 2022 and serves as a member of our Audit Committee.  Dr. Fralick recently retired as Chief Data Scientist at McAfee (Nasdaq: MCFE), a cybersecurity company, which was spun-off from Intel Corporation in 2017. Prior to her position at McAfee, Dr. Fralick served as Principal Engineer and Chief Technology Officer at Intel (Nasdaq: INTC). Since 2018, Dr. Fralick has served as Scientific Advisor to Innovatio, a privately held health predictive analytics company. She has also served as Managing Principal at Prukinje Science and Technology, LLC, a privately held data analytics consulting business, since 2019 and as a director for Prime Genomics, a privately held cancer diagnostic company, since 2020. Dr. Fralick earned a B.Sc. in Microbiology and Chemistry from Texas Tech University and a Ph.D. in Bioengineering from Arizona State University.

Our Board has determined that based upon Dr. Fralick’s extensive executive-level leadership and management experience in technology and health sciences, she has the qualifications and skills to serve as a member of our Board and member of our Audit Committee. Dr. Fralick was initially identified as a potential director candidate through an executive search firm.

Veronica G.H. Jordan, Ph.D., age 71, became a director of Aspira in December 2014 and serves as the Chair of our Compensation Committee and a member of our Audit Committee. Since 2007 she has served as an advisor to companies developing novel healthcare products and services. Previously, from 2001 to 2006, she was President and Chief Executive Officer of Medelle Corporation, a medical device company in women’s health. Prior to that, Dr. Jordan served for fourteen years in various executive positions at PAREXEL International Corporation. Earlier, she held business leadership roles at Biogen and managed an R&D department for Baxter International. Dr. Jordan served as a director of Albany Molecular Research Inc. (formerly Nasdaq:AMRI) from 2006 to 2016. She currently serves on the board of Bicycle Therapeutics (Nasdaq: BCYC) and was previously Board Chair for Royal Neighbors of America, a private life insurance company. In addition, Dr. Jordan currently serves on the boards of a number of not-for-profit organizations working to advance healthcare initiatives. She earned a B.Sc. in Biochemistry from Cambridge University and a Ph.D. in Biochemistry/Cell Biology from Oxford University. Dr. Jordan holds an Executive Masters Professional Director Certification from the American College of Corporate Directors.

Our Board has determined that based upon Dr. Jordan’s extensive experience in the life sciences industry, including relevant experience as a current and prior director and as an executive officer, she has the qualifications and skills to serve as a member of our Board, member of our Audit Committee and Chair of our Compensation Committee.

James T. LaFrance, age 63, was appointed to our Board in December 2013. He served as Chair of our Board from that date until his appointment as Lead Independent Director effective March 2022.  He was designated as a director nominee pursuant to the Stockholders Agreement described under “Certain Relationships and Related Transactions” below. He also served as our President and Chief Executive Officer from April 2014 to December 2014. Mr. LaFrance has over thirty years of diagnostic industry experience. From May 2012 to September 2013, Mr. LaFrance was head of digital pathology and acting Chief Executive Officer of Omnyx, LLC for GE Healthcare, a medical technology provider. From 2009 to 2011, Mr. LaFrance was the President and Chief Executive Officer of LaFrance Consulting, an independent consulting firm. Prior to that, Mr. LaFrance held a series of commercial, strategic marketing and business development leadership roles at Ventana Medical Systems, Inc. (now Roche Tissue Diagnostics), a provider of tissue-based diagnostic solutions, including general manager of their North American and International commercial organizations from 2001 to 2009. Prior to Ventana, Mr. LaFrance served in leadership roles in strategic marketing and business development at Bayer Diagnostics. He currently serves as a member of the boards of HTG Molecular, Inc. and Personal Genome Diagnostics, Inc. He earned a Bachelor of Arts degree in Economics from the University of Connecticut and an M.B.A. from the University of Notre Dame.

Our Board has determined that based upon Mr. LaFrance’s demonstrated executive-level management and commercial operations skills, as well as his prior role as our President and Chief Executive Officer and his prior board position, he has the qualifications and skills to serve as a member and the Lead Independent Director of our Board, Chair of our Audit Committee and Chair of our Nominating and Governance Committee and member of our Compensation Committee.

Valerie B. Palmieri, age 60,  was appointed to our Board in June 2015. She first joined Aspira as Chief Operating Officer in October 2014 and served as President and Chief Executive Officer from January 2015 until her subsequent appointment as Executive Chair of the Board effective March 2022. Ms. Palmieri brings to Aspira more than 30 years of experience in the diagnostic laboratory industry, serving in numerous sales, operations, and executive leadership positions for both laboratory service and consulting organizations.

From April 2009 to October 2014, Ms. Palmieri was the President and Chief Executive Officer of Momentum Consulting, LLC, a national consulting firm serving the life science and diagnostic laboratory industries. During her time at Momentum, Ms. Palmieri also served as CEO/President of two healthcare start-ups that resulted in a successful exit for one and won her recognition as one of the “Top 10 Entrepreneurs of Springboard Enterprises” for the other. Prior to that she spent six years as the National Vice President of Anatomic Pathology Operations with LabCorp, one of the largest public diagnostic laboratories in the world. LabCorp was the successor company to Dianon Systems, also a publicly traded company, where she served as Senior Vice President of Operations. She was a key leader in the sale of Dianon to LabCorp in 2003. Ms. Palmieri holds a Bachelor of Science degree in Medical Technology from Western Connecticut State University.

Our Board has determined that based upon Ms. Palmieri’s extensive experience in the life science and diagnostic laboratory industries, including relevant experience as our former President and Chief Executive Officer, she has the qualifications and skills to serve as a member and the Executive Chair of our Board.

Nicole Sandford, age 52, was appointed to our Board in February 2021 and has served as our President and Chief Executive Officer since March 2022. Ms. Sandford brings more than three decades of executive and leadership experience to the role. Ms. Sandford has extensive experience as an innovator and business leader as well as a sought-after advisor to CEOs and Boards on strategy, operations, human capital, governance, and risk. At global consultancy Deloitte & Touche LLP, Ms. Sandford was the executive sponsor of multiple new businesses in the life sciences/healthcare, financial services and consumer industries where she consistently oversaw rapid, sustainable growth.

Prior to joining Aspira, Ms. Sandford was the Global Board Services Leader for a  boutique human capital advisory and search firm, Ellig Group, where she advised multiple Fortune 500 companies. Prior to that, she spent over 27 years with Deloitte, launching and leading all aspects of operations for multiple businesses. Her last role was U.S. managing partner of Deloitte Risk and Financial Advisory LLP’s Regulatory and Operational Risk business. Previously, she was a Deloitte audit partner, specializing in high-growth global companies in the technology, healthcare and industrial sectors. She has extensive experience with complex transactions including mergers and acquisitions, financing, and both private and public securities offerings. Ms. Sandford is an Emeritus Member of the Weinberg Center at the University of Delaware and the patient representative for the Greenwich Hospital Breast Cancer Accreditation Committee. She is the Board Chair of Girl Scouts of Connecticut and a Board Member of the Stamford Public Education Foundation.

Our Board has determined that based upon Ms. Sandford’s extensive financial expertise and experience in leadership, she has the qualifications and skills to serve as a member of our Board, member of our Audit Committee and member of our Nominating and Governance Committee.

Ruby Sharma, age 55, was nominated by the Board for election at the Annual Meeting. Ms. Sharma is currently employed as a Managing Partner at RNB Strategic Advisors, a strategic advisory firm.  Ms. Sharma serves as a member of the board of directors of ShotSpotter, Inc. (Nasdaq: SSTI) and an advisory council member for reacHIRE. She previously served as the Chair of the Audit Committee at Penn Medicine Princeton Health, as a member of the Board of Trustees for the National Ascend Organization and as a member of the Asia Society Business Council. She retired in 2017 from her position as a  Senior Partner at global consultancy Ernst & Young LLP and has also held senior management positions with Arthur Andersen, LLP and Grant Thornton GmbH. Ms. Sharma is a Fellow Chartered Accountant and holds a B. A. in Economics from Delhi University, India. Ms. Sharma has also attended an Executive Education program for EY Partners at Northwestern University’s Kellogg School of Management.

Our Board has determined that based upon Ms. Sharma’s extensive accounting and audit committee experience as well as her leadership and board positions, she has the qualifications and skills to serve as a member of our Board.  Ms. Sharma was initially identified as a potential director candidate by a  current director.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE NAMED ABOVE.

CORPORATE GOVERNANCE

Independence of the Board of Directors

The Board has affirmatively determined, after considering all relevant facts and circumstances, that each of Robert Auerbach, Celeste R. Fralick,  Veronica G.H. Jordan, James T. LaFrance and Ruby Sharma is an independent director, as the term is currently defined under Nasdaq Listing Rule 5605(a)(2). The Board also affirmatively determined that Sandra E. Brooks, David R. Schreiber and Nancy G. Cocozza, who served on the Board during 2021 but are not standing for re-election, was an independent director.  In its determination of Mr. Schreiber’s independence, the Board considered his consulting agreement with the Company, dated March 25, 2021, as amended, pursuant to which Mr. Schreiber performed certain consulting services for the Company following the conclusion of his service on the Board. The agreement concluded on October 31, 2021. The Board does not believe this consulting agreement interfered with the exercise of Mr. Schreiber’s independent judgment or compromised his designation as an independent director, as the term is currently defined under Nasdaq Listing Rule 5605(a)(2), as he did not receive any related compensation until after he was no longer a member of the Board.  Nicole Sandford and Valerie Palmieri are not independent directors because they currently serve as our President and Chief Executive Officer and our Executive Chair of the Board, respectively.

Board Leadership Structure

The Board believes that the leadership structure of the Board is a matter that should be evaluated and determined by the Board from time to time, based on the then-relevant facts and circumstances. The Board has chosen to separate the roles of Chief Executive Officer and Chair of the Board. This enables our President and Chief Executive Officer, Nicole Sandford, to focus on the day-to-day operation of our business, including strategic and operational plans to scale and transform the business to support Aspira’s planned growth, while allowing Valerie Palmieri, our Executive Chair of the Board, to focus on leadership of the Board and advancing Aspira’s thought leadership, including enterprise value drivers, new products and strategic commercial, scientific and advocacy partnerships.  Pursuant to our Bylaws, given that the Chair of the Board is not an independent director, the independent directors of the Board have elected James T. LaFrance as the Lead Independent Director to preside over all meetings of the Board at which the Chair of the Board is not present, preside over the executive sessions of the independent directors, serve as a liaison between the Chair of the Board and the Board and have such other responsibilities as may be assigned to him from time to time by the Board. The Board believes that its current leadership structure best serves the objectives of the Board’s oversight and management, the ability of the Board to carry out its roles and responsibilities on behalf of the stockholders, and the Company’s overall corporate governance.

Role of the Board in Risk Oversight

The Board is involved in oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board, and particularly the Audit Committee and Nominating and Governance Committee, but the full Board has retained responsibility for general oversight of risks.

The Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers and department heads responsible for oversight of particular risks within the Company.

With respect to cybersecurity, the Audit Committee works closely with and receives updates from management at least annually on matters related to cybersecurity. Employees receive cybersecurity training at least annually. The Company maintains cyber liability insurance coverage and underwent an external HIPAA and security audit in 2021.

With respect to human capital-related risk exposures, the Compensation Committee works closely with management on matters related to significant compensation and equity decisions.

The Audit Committee reviews and assesses corporate responsibility matters, including environmental and social risks.

Meetings of the Board of Directors

Our Board establishes overall policies and standards and reviews the performance of management. The Board held seven meetings in 2021.  Each director attended 75% or more of the aggregate number of meetings of the Board and the committees on which he or she served that were held during the period for which he or she was a director. Applicable Nasdaq listing standards require that the independent directors meet at least twice a year, and perhaps more frequently from time to time in executive session. In 2021, our independent directors met in regularly scheduled executive sessions at which only independent directors were present. It is our policy to request that all Board members attend the annual meeting of stockholders. We held our most recent annual meeting of stockholders on June 22,  2021 and all members of the Board standing for re-election attended the meeting.

Audit Committee

The Audit Committee of the Board was established by the Board to oversee our corporate accounting and financial reporting processes, systems of internal control over financial reporting and the quality and integrity of our financial statements and reports. In addition, the Audit Committee oversees the qualification, independence and performance of our independent registered public accounting firm. The Audit Committee also recommends to the Board the appointment of our independent registered public accounting firm.

The Audit Committee is currently composed of three directors: Mr. LaFrance (Chair), Dr. Fralick and Dr. Jordan. The Audit Committee is governed by a written charter adopted by the Board. The Audit Committee charter can be found in the Investor Overview & Financial Information section of our website at www.aspirawh.com. The Audit Committee met four times in 2021. The Board has determined that all members of our Audit Committee are independent pursuant to applicable Nasdaq and SEC requirements. The Board has also determined that Mr. LaFrance qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. In making the determination that Mr. LaFrance qualifies as an “audit committee financial expert,” the Board made a qualitative assessment of Mr. LaFrance’s level of knowledge and experience based on a number of factors, including his  education as well as his experience as the chief executive officer of other companies.

Compensation Committee

The Compensation Committee of the Board acts on behalf of the Board to review, adopt and oversee our compensation strategy, policies, plans and programs. The Compensation Committee reviews and recommends to the Board for approval the compensation (i.e., salary, bonus and stock-based compensation grants) and other terms of employment or service of our Chief Executive Officer and other executive officers, reviews with management our Compensation Discussion and Analysis for inclusion in our proxy statements and other SEC filings, and administers the 2019 Plan. The Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Our executive officers recommend to the Compensation Committee of the Board business performance targets and objectives and provide background information about the Company’s underlying strategic objectives. Our Chief Executive Officer generally makes recommendations to the Compensation Committee regarding salary increases for other executive officers during the regular merit increase process. Our executive officers are not present or involved in deliberations concerning their own compensation.

The Compensation Committee is currently composed of two directors: Dr. Jordan (Chair) and Mr.  LaFrance. The Board has determined that the members of our Compensation Committee are independent pursuant to applicable Nasdaq and SEC requirements. The Compensation Committee has adopted a written charter that can be found in the Investor Overview & Financial Information section of our website at www.aspirawh.com. The Compensation Committee met eight times in 2021. The performance and compensation process and specific determinations of the Compensation Committee with respect to executive compensation for 2021 are described in greater detail in the “Compensation Discussion and Analysis” section of this proxy statement.

Compensation Committee Interlocks and Insider Participation

There were no compensation committee interlocks during 2021.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for identifying individuals qualified to serve as members of the Board, recommending to the Board nominees for election as our directors, and providing oversight with respect to corporate governance and ethical conduct.

Our Nominating and Governance Committee currently consists of Mr. LaFrance (Chair). The Board has determined that the sole member of our Nominating and Governance Committee is independent pursuant to applicable Nasdaq listing standards. The Nominating and Governance Committee has adopted a written charter that can be found in the Investor Overview & Financial Information section of our website at www.aspirawh.com. The Nominating and Governance Committee met two times in 2021.

The information below describes the criteria and process that the Nominating and Governance Committee uses to evaluate candidates for selection to the Board.

Board Membership Criteria

The Nominating and Governance Committee is responsible for assessing the appropriate balance of experience, skills and characteristics required of directors. Nominees for director are selected on the basis of depth and breadth of experience, knowledge, integrity, ability to make independent analytical inquiries, understanding of our business environment, the willingness to devote adequate time to Board duties, the interplay of the candidate’s experience and skills with those of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. Although there is no specific policy regarding diversity in identifying director nominees, both the Nominating and Governance Committee and the Board seek the talents and backgrounds that would be most helpful to us in selecting director nominees. In particular, the Nominating and Governance Committee, when recommending director candidates to the full Board for nomination, may consider whether a director candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience.

Process for Identifying and Evaluating Nominees

The Nominating and Governance Committee initiates the process for identifying and evaluating nominees to the Board by identifying a slate of candidates who meet the criteria for selection as nominees and have the specific qualities or skills being sought based on input from members of the Board, management and, if the Nominating and Governance Committee deems appropriate, a third-party search firm. Candidates are evaluated by the Nominating and Governance Committee on the basis of the factors described above under “Board Membership Criteria.” With respect to candidates for initial election to the Board, the Nominating and Governance Committee also reviews biographical information and qualifications and checks the candidates’ references. Qualified candidates are interviewed by at least one member of the Nominating and Governance Committee. Serious candidates meet, either in person or by telephone, with all members of the Nominating and Governance Committee and as many other members of the Board as practicable.

Using the input from interviews and other information obtained, the Nominating and Governance Committee evaluates which of the prospective candidates is qualified to serve as a director and whether the committee should recommend that the Board nominate, or elect to fill a vacancy with, a prospective candidate. Candidates recommended by the Nominating and Governance Committee are presented to the Board for selection as nominees to be presented for the approval of the stockholders or for election to fill a vacancy.

The Nominating and Governance Committee and/or the Board will consider nominees for director who are recommended by our stockholders, provided that written notice of any such recommendation is received by our Corporate Secretary within the timeframe established by our Bylaws with respect to director nominations by stockholders (see “Information About the Annual Meeting and Voting--Submission of Stockholder Proposals for the 2023 Annual Meeting”). All candidates for directors, including those who have been properly recommended or nominated by a stockholder, are evaluated using the criteria and process described above.

Board Diversity Matrix

The following matrix is provided in accordance with applicable Nasdaq listing requirements and includes all director nominees, assuming the election of such nominees at the Annual Meeting.

Board Diversity Matrix (As of June 23, 2022)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	5	2	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	1	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	4	2	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	-

Recent Amendments to our Bylaws

The Board continues to monitor evolving governance standards and enhance our governance practices to serve the long-term interests of Aspira’s stockholders.  To that end, in February 2022, we amended our Bylaws to provide that if the Chair of the Board is not one of the directors who has been determined by the Board to be an “independent director,” the independent directors will select a lead director from among the independent directors.

Prohibition on Hedging

All directors, employees, consultants and contractors of the Company, together with their respective family members, are prohibited from entering into hedging or monetization transactions or similar arrangements with respect to the Company’s common stock, including the purchase or sale of puts or calls or the use of any other derivative instruments.

Code of Ethics

We have adopted the Aspira Women’s Health Inc. Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our officers, directors and employees. The Code of Ethics is available in the Investor Overview & Financial Information section of our website at www.aspirawh.com. We will disclose on our website any waiver of, or amendment to, the Code of Ethics as required by applicable SEC and Nasdaq requirements.

Stockholder Communications

Our stockholders may communicate directly with the Board of Directors or individual directors in writing, addressed to:

Board of Directors
c/o Corporate Secretary
Aspira Women’s Health Inc.
12117 Bee Caves Road, Building III, Suite 100
Austin, Texas 78738

The Corporate Secretary will review each stockholder communication. The Corporate Secretary will forward to the entire Board (or to members of a committee thereof, if the communication relates to a subject matter clearly within that committee’s area of responsibility) or to any individual director, as applicable, each communication, except those that constitute spam, junk mail, mass mailings, customer complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

BOARD COMPENSATION

Our director compensation program is designed both to attract qualified non-employee directors and to fairly compensate them for their substantial responsibilities and time commitment. Periodically, the Compensation Committee reviews and determines the adequacy of the compensation program for non-employee directors and, based upon the results of its review, the Compensation Committee may make recommendations regarding the compensation program for non-employee directors to the Board. Directors are eligible to elect a mix of Restricted Stock Units (“RSUs”), stock option awards and cash awards. For 2021, the Compensation Committee hired an independent compensation and benefits consultant to assist in the review of director compensation. Based on the independent review, the Board increased the annual equity retainer from $60,000 to $72,500 for the Chair of the Board and increased the annual equity retainer for the other outside directors from $40,000 to $55,000.  In addition, the Board approved the addition of a cash retainer for each of the directors as set forth below.  The 2021 non-employee director compensation program consisted of the following:

	Director Retainer
	RSUs (1)	Options (1)	Cash
Chair of the Board	$ 72,500	$ 72,500	$ 29,000
Other Outside Directors	55,000	55,000	22,000
Chair of the Audit Committee	7,500	7,500	-
Other Audit Committee Members	3,750	3,750	-
Chair of the Compensation Committee	6,000	6,000	-
Other Compensation Committee Members	3,000	3,000	-
Chair of the Nomination and Governance Committee	3,000	3,000	-
Other Nomination and Governance Committee Members	2,000	2,000	-

(1)

Directors have the ability to elect either RSUs or a combination of RSUs and options. RSUs and stock option awards granted to non-employee directors vest 25% on April 1, 25% on June 1, 25% on September 1 and 25% on December 1, 2021, subject to their continued service through the applicable vesting date.

2021 Director Compensation Table

The table below presents the compensation earned by our non-employee directors for the year ended December 31, 2021. Ms. Palmieri did not receive any additional compensation for her service on the Board during 2021. Please see the “2021 Summary Compensation Table” for a summary of the compensation received by Mr. Palmieri for her service as our Chief Executive Officer during 2021.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)(2)	All Other Compensation(3)	Total
Sandra Brooks, M.D., M.B.A. (4)	$16,500	$87,000	$—	$—	$103,500
Nancy Cocozza (5)	$5,500	$30,875	$—	$—	$36,375
Veronica G.H. Jordan, Ph.D.	$22,000	$129,500	$—	$—	$151,500
James T. LaFrance	$30,000	$76,625	$76,625	$—	$183,250
Nicole Sandford (6)	$22,000	$125,250	$—	$—	$147,250
David R. Schreiber (7)	$42,750	$31,750	$—	$80,000	$154,500

_____________________________

(1)

 Reflects the grant date fair value, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic 718”), of RSUs and options granted in fiscal year 2021 by the Company under its 2019 Stock Incentive Plan. The number of RSUs granted is determined by dividing the targeted grant value by a five day trailing average price of our common stock for the week prior to the date of grant of the RSUs. In 2021, the price and target value was fixed in March 2021 when the trailing average price per share of the Company’s stock was $7.876 per share. For additional information regarding the assumptions made in calculating these amounts, see Note 9, Employee Benefit Plans, to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

(2)

As of December 31, 2021, each individual who served as a non-employee director during 2021 held outstanding stock options to purchase an equal number of shares of Company common stock as follows: Dr. Brooks – 0; Ms. Cocozza – 0; Dr. Jordan - 221,444; Mr. LaFrance - 522,326; Ms. Sandford – 0 and Mr. Schreiber - 0.

(3)

In March 2021, the Company entered into a consulting agreement with David Schreiber, pursuant to which Mr. Schreiber performed certain consulting services for the Company after his service on the Company’s Board had concluded. During the year ended December 31, 2021, Mr. Schreiber was paid approximately $80,000 for services provided pursuant to the consulting agreement.

(4)	Dr. Brooks retired from the Board, effective October 30, 2021.
(5)	Ms. Cocozza retired from the Board, effective March 31, 2021.
(6)	Ms. Sandford was appointed to the Board effective February 17, 2021.
(7)	Mr. Schreiber retired from the Board, effective June 30, 2021.

MANAGEMENT

Set forth below is a list of our current executive officers:

Name	Age	Positions
Nicole Sandford	52	President and Chief Executive Officer
Valerie B. Palmieri	60	Executive Chair of the Board
Robert Beechey	59	Chief Financial Officer

Biographical information about Ms. Sandford and Ms. Palmieri can be found under “Director Biographies and Qualifications.”

Robert Beechey joined Aspira in December 2017 as our Chief Financial Officer. Prior to joining the Company, Mr. Beechey spent three years with Q2 Solutions, a Quintiles Quest joint venture that provides clinical trial laboratory services. From 2016 to 2017, he served as Vice President and General Manager and, from 2015 to 2016, he served as Chief Financial Officer. From 2011 to 2015, Mr. Beechey served as Vice President of Quintiles Transnational Corporation, a research, clinical trial and pharmaceutical consulting services company that was acquired by Quintiles IMS Inc. (now known as IQVIA) in 2016. He also spent four years with Thermo Fisher Scientific, and over ten years with Eastman Kodak Company. Mr. Beechey received his Bachelors of Science in Economics from the Wharton School of the University of Pennsylvania, and his M.B.A. from Insead.

COMPENSATION COMMITTEE REPORT

The following Compensation Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate by reference future filings, including this proxy statement, in whole or in part, the following Compensation Committee Report shall not be incorporated by reference into any such filings.

Our executive compensation program for our Named Executive Officers is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s annual report on Form 10-K for the year-ended December 31, 2021.

This report is provided by the following independent members of the Compensation Committee:

Veronica G.H. Jordan, Chair

James T. LaFrance

COMPENSATION DISCUSSION AND ANALYSIS

This section describes the compensation program for our Named Executive Officers. In particular, this section focuses on our 2021 compensation program and related decisions. As a smaller reporting company, we are not required to include a “Compensation Discussion and Analysis” and are permitted to exclude certain executive compensation tables from our disclosure. We have elected to include a Compensation Discussion and Analysis as well as additional tables under Item 402 on a voluntary basis. As permitted under Item 402 of Regulation S-K, we are not including pay ratio disclosure in light of our status as a smaller reporting company.

Named Executive Officers During 2021

The following individuals who served as executive officers of the Company during 2021 were our “Named Executive Officers” for 2021:

Name	Positions
Valerie B. Palmieri	Executive Chair of the Board (effective March 1, 2022), former President, Chief Executive Officer
Robert Beechey	Chief Financial Officer

*On February 23, 2022, the Board appointed Ms. Palmieri as its Executive Chair and appointed Nicole Sandford, a director on the Board, as the Company’s President and Chief Executive Officer, each effective as of March 1, 2022. Please see the “Executive Officer Compensation” section below for a summary of the compensation arrangements entered into in connection with this management transition.

Compensation Philosophy and Objectives

Our executive compensation program for our Named Executive Officers is administered by the Compensation Committee of the Board. The Compensation Committee annually reviews our executive compensation program to evaluate whether it appropriately rewards performance that is tied to sound decision-making and creating stockholder value, and is designed to achieve our goals of promoting financial and operational success by attracting, motivating and facilitating the retention of key employees with outstanding talent and ability.

The goal of our compensation program for our Named Executive Officers is the same as for the overall Company, which is to foster compensation policies and practices that attract, engage and motivate high caliber talent by offering compensation in a competitive range. We are committed to a total compensation philosophy and structure that provides flexibility in responding to market factors; rewards and recognizes superior performance; attracts highly skilled, experienced and capable employees; and is fair and fiscally responsible.

The Compensation Committee has designed and implemented compensation programs for Named Executive Officers to reward them for improving our financial and operating performance and leadership excellence, to align their interests with those of our stockholders and to encourage them to remain with us for long and productive careers. Because bonus and equity compensation play a key role in aligning our executives’ interests with our stockholders’ interests, annual incentives and equity incentives constitute an essential portion of Named Executive Officer compensation. We believe that our compensation elements simultaneously fulfill one or more performance, alignment and/or retention objectives.

Base salary and annual incentives are designed to reward annual achievements and be commensurate with the executive’s scope of responsibilities, demonstrated leadership abilities, and management experience and effectiveness. Our other elements of compensation focus on motivating and challenging the executive to achieve superior, longer-term, sustained results.

In establishing compensation for the Named Executive Officers, the following are the Compensation Committee’s objectives:

•	Attract, retain, reward and motivate high performing executive talent;
•	Align senior officer compensation with our corporate strategies, business objectives and the long-term interests of our stockholders;
•	Increase the incentive to achieve key strategic, financial and operational performance measures by linking incentive award opportunities to the achievement of performance goals in these areas;
•	Provide elements of compensation that, individually and in the aggregate, do not encourage excessive risk-taking; and

•

Enhance the officers’ incentive to increase the Company’s long-term value, as well as promote retention of key people, by providing a portion of total compensation opportunities for senior management in the form of direct ownership in the Company through stock ownership.

The Compensation Committee reviews all components of the Named Executive Officers’ compensation, including annual base salary, bonuses and equity compensation. The Compensation Committee also reviews projected payout obligations under several potential severance and change in control scenarios. In addition, from time to time, the Compensation Committee may hire compensation and benefits consultants to assist in developing and reviewing overall executive compensation strategies, which the Compensation Committee did utilize in 2021. The Compensation Committee determined that the Compensation Committee’s independent compensation consultant, Arnosti Consulting, Inc., had no conflicts of interest related to services rendered for the Compensation Committee. The Compensation Committee also receives input from the Chief Executive Officer regarding the compensation of all key employees other than her own compensation.

On June 22,  2021, we held a stockholder advisory vote on the compensation of our Named Executive Officers for 2021, commonly referred to as a say-on-pay vote. Our stockholders overwhelmingly voted to approve the 2021 compensation of our Named Executive Officers, as disclosed in the 2021 proxy statement, with approximately 98% of the shares present in person or by proxy voting “FOR” the proposal. Considering the results of this advisory vote, the Compensation Committee decided to retain our overall executive compensation philosophy and did not make any changes to our executive compensation program in response to the 2021 say-on-pay vote. The Compensation Committee believes that the elements of the Company’s executive compensation program are structured in a way that is supportive of the Company’s strategic objectives and is aligned with interests of the Company’s stockholders.

Peer Group

In evaluating 2021 executive compensation decisions, the Compensation Committee also considers peer group comparator data derived from the following companies: Accelerate Diagnostics, Inc., Castle Biosciences Inc., Chembio Diagnostics, Inc., Co-Diagnostics, Inc., Cytosorbents Corp, Derm Tech, Inc., Enzo Biochem Inc., Exagen Inc., Fulgent Genetics, Inc., GenMark Diagnostics, Inc., Meridian Bioscience Inc., NanoString Technologies Inc., Orasure Technologies Inc., Personalis, Inc., Quanterix Corp, Quotient Ltd, T2 Biosystems, Inc., Veracyte, Inc. and VolitionRx.

Compensation Components

Our executive compensation program is designed to attract executives with the requisite skills deemed necessary to support our strategic objectives, to reward executives for the achievement of near-term and long-term objectives, and to retain executives by aligning compensation with the longer-term creation of stockholder value, by developing a sustainable business with consistent performance.

Our compensation program is comprised of the following components for the Named Executive Officers:

•	Base Salaries;
•	Annual Incentive Bonus;
•	Equity Incentives;
•	Employment agreements providing for severance and change in control benefits; and
•	401(k) plan and health and welfare benefits.

The Compensation Committee believes that these elements of compensation, when combined, are effective, and will continue to be effective, in achieving the overall objectives of our compensation program.

Base Salaries. Executive salaries are determined based on the data from our comparator group, an evaluation of each officer’s individual performance throughout the year, level of responsibility, overall salary structure, budget guidelines and assessment of our financial condition. We believe that this approach allows us to remain competitive in the market. Salaries paid to the Named Executive Officers in fiscal year 2021 were within a targeted range of the peer group aggregate. The Compensation Committee normally reviews and adjusts as appropriate the base salaries for the Named Executive Officers in the first half of each calendar year. For fiscal year 2021,  an adjustment was made to Ms. Palmieri’s salary from $400,000 to $450,000. There were no adjustments to the base salary for Mr. Beechey.

Annual Incentive Bonuses. Consistent with our objectives to tie a significant portion of the Named Executive Officers’ total compensation to our performance, all Named Executive Officers have a target bonus of a fixed percentage of their base salary. At the beginning of each fiscal year, the Compensation Committee establishes performance measures and goals, which typically include milestones and targets. The milestones and targets are formulated into specific metrics on which to measure performance and attainment of goals during the year. The Compensation Committee typically assigns weightings to the various performance goals to provide a balanced approach to the various factors applied to determining bonus amounts. For fiscal year 2021, these goals, milestones and targets, which were designed to be challenging yet achievable with strong management performance, focused primarily on the following:

•	Growth in test volume and price
•	New ASTT contract;
•	EndoCheck innovation;
•	Publication of studies; and
•	Clinical utility study;

At the beginning of each fiscal year, the Compensation Committee establishes bonus payout targets for each Named Executive Officer. The Compensation Committee generally establishes the individual payout targets for each Named Executive Officer based on the executive’s position, level of responsibility and a review of the peer group. For 2021, the payout targets for each Named Executive Officer increased from 50% of base salary for Ms. Palmieri and 40% of base salary for Mr. Beechey.

Target Opportunity (as a % of annual base salary)
Valerie B. Palmieri	75%
Robert Beechey	50%

After the close of each fiscal year, or other such timeframe as determined by the Compensation Committee, the Compensation Committee assesses the performance of each Named Executive Officer against the pre-established metrics and specific progress of the Company with respect to such metrics. Each Named Executive Officer receives a bonus based on his or her individual payout target and our performance measured relative to the performance goals and Company progress with respect to the pre-established metrics.

Despite the challenges resulting from the COVID-19 pandemic, the Compensation Committee determined that corporate progress had been made with respect to the pre-established metrics and, as a result, the bonus payout for Ms. Palmieri and Mr. Beechey was 40% and 70% of their target opportunity, respectively. The following table sets forth the 2021 annual bonus payouts for each of our Named Executive Officers:

Annual Bonus Award
Valerie Palmieri	$135,000
Robert Beechey	$98,000

Equity Incentive Compensation. The equity component of our executive compensation program is designed to fulfill our performance alignment and retention objectives.

In general, Named Executive Officers receive incentive stock option grants at the time of hire. Annually thereafter, they receive additional equity-based compensation as recommended by the Compensation Committee. Equity-based compensation is based on individual performance and contributions toward the achievement of our business objectives, as well as overall Company performance. The number of underlying shares that may be purchased pursuant to the stock options granted to each Named Executive Officer varies based on the executive’s position and responsibilities. In addition, amounts are determined by comparing the level of equity-based compensation that is awarded to executives at the peer group companies.

The Compensation Committee granted equity-based compensation to the Named Executive Officers during the year ended December 31, 2021 in the form of stock options as follows:

Number of Securities
Name	Underlying 2021 Option Awards (1)
Valerie B. Palmieri	450,000
Robert Beechey	150,000

(1)	Stock options are subject to annual vesting over a period of four years.

The 2019 Stock Incentive Plan generally authorizes the Company to make awards reserving the following recourse against a participant who does not comply with certain employment-related covenants, either during employment or for certain periods after ceasing to be employed: we may terminate any outstanding, unexercised, unexpired, unpaid, or deferred awards; rescind any exercise, payment or delivery pursuant to the award; or recapture any shares (whether restricted or unrestricted) or proceeds from the participant’s sale of shares issued pursuant to the award. These remedies are also generally available to us for awards that would have had a lower grant level, vesting, or payment if a participant’s fraud or misconduct had not caused or partially caused the need for a material financial restatement by us or any affiliate. In addition, all awards or proceeds from the sale of awards made or earned pursuant to the 2019 Stock Incentive Plan will be subject to the Company’s right to full recovery (with reasonable interest thereon) in the event that the Board determines reasonably and in good faith that any participant’s fraud or misconduct has caused or partially caused the need for a material restatement of our financial statements for any fiscal year to which the award relates.

Employee Benefits Programs. Our employee benefits program primarily consists of two components: (1) severance and change in control arrangements and (2) other broad-based benefits.

Severance and Change in Control Arrangements.  Under the terms of the Named Executive Officer’s employment agreements, each is eligible to receive severance benefits upon a termination by the Company without cause or by the executive officer due to good reason. The Compensation Committee believes that these arrangements are important in order to attract and retain executive officer talent as many of the peer group companies provide similar benefits.

In addition, the Compensation Committee believes that executive officers have a greater risk of job loss or modification as a result of a change in control transaction than other employees. Accordingly, the employment agreements include change in control provisions under which they will receive certain payments and benefits upon qualifying terminations that follow a change in control. The principal purpose of the change in control provisions is to provide executive officers with appropriate incentives to remain with us before, during and after any change in control transaction by providing the executive officers with security in the event their employment is terminated or materially changed following a change in control. By providing this type of security, the employment agreements help ensure that the executive officers support any potential change in control transaction that may be considered in the best interests of our stockholders, even while the transaction may create uncertainty in the executive officer’s personal employment situation. The Compensation Committee believes that salary and benefits for one year for our President and Chief Executive Officer and nine months for our Chief Financial Officer are reasonable and appropriate to achieve the desired objectives of the agreements.

Other Benefits.  Our Named Executive Officers participate in our standard employee benefits programs, including medical, dental, vision, life, short-term and long-term disability insurance, 401(k) Plan and flexible spending accounts.

Method for Determining Compensation Amounts

In deciding on the type and amount of compensation for each executive, the Compensation Committee seeks to align the interests of the Named Executive Officers with those of our stockholders. In making compensation decisions, the Compensation Committee reviews the performance of the Company and carefully evaluates an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with the Company, current compensation arrangements and long-term potential to enhance shareholder value. The types and relative importance of specific financial and other business objectives vary among our Named Executive Officers depending on their positions and the particular operations or functions for which they are responsible. The Compensation Committee does not adhere to rigid formulas when determining the amount and mix of compensation elements. The Compensation Committee seeks to structure compensation elements in a manner that optimizes the executive’s contributions to the Company and reflects an evaluation of the compensation paid by our competitors.

The Compensation Committee reviews both current pay and the opportunity for future compensation to achieve an appropriate mix between equity incentive awards and cash payments in order to meet our objectives. However, prior stock compensation gains are not considered in setting future compensation levels. The mix of compensation elements is designed to reward recent results and motivate long-term performance through a combination of cash and equity incentive awards.

The Compensation Committee has primary responsibility for assisting the Board in developing and evaluating potential candidates for executive positions, including the Chief Executive Officer, or CEO. As part of this responsibility, the Committee oversees the design, development and implementation of the compensation program for the Named Executive Officers. The Compensation Committee evaluates the performance of the CEO and determines CEO compensation in light of the goals and objectives of the compensation program. The CEO and the Compensation Committee assess the performance of the other executive officers, and the Compensation Committee determines their compensation after considering initial recommendations from the CEO.

Compensation Policies and Practices Regarding Risk Management

In fulfilling its role in assisting the Board in its risk oversight responsibilities, the Compensation Committee believes that our compensation policies and practices do not motivate imprudent risk-taking. Specifically, the Compensation Committee reviewed the following features of our compensation programs that guard against excessive risk-taking:

•	our annual incentive compensation is based on balanced performance metrics that we believe promote disciplined progress towards longer-term Company goals;
•	we do not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company value; and
•

our compensation awards are capped at reasonable and sustainable levels, as determined by a review of the Company’s economic position and prospects, as well as the compensation offered by comparable companies in the peer group.

Executive Officer Compensation

Executive Chair of the Board.

In connection with Ms. Palmieri’s appointment to the position of President and Chief Executive Officer, the Company and Ms. Palmieri entered into an amended and restated employment agreement, effective as of January 1, 2015, which was in effect as of December 31, 2021.  Under the terms of the employment agreement, if Ms. Palmieri was terminated without cause or resigned for good reason (as these terms were defined in the employment agreement) and provided that she complied with certain requirements (including signing a standard separation agreement), under the employment agreement: (i) she would have been entitled to continued payment of her base salary as then in effect for a period of 12 months following the date of termination; (ii) she would have been entitled to continued health and dental benefits through COBRA premiums paid by the Company until the earlier of 12 months after termination or the time that she obtains employment with reasonably comparable or greater health and dental benefits and (iii) she would have a 12-month period after her termination of service (as employee, director or consultant) to exercise any and all of her options that had vested upon termination of employment to purchase Company common stock (subject to earlier expiration at the end of the option’s original term or Ms. Palmieri’s breach of her employment agreement or other agreement with the Company). In addition, if Ms. Palmieri was terminated without cause before the expiration of the performance period, she would be paid, on a pro rata basis, a bonus commensurate with the portion of the performance goals that had been achieved by the time of such termination. Finally, Ms. Palmieri’s employment agreement provided that if Ms. Palmieri’s employment was terminated without cause or for good reason within the 12-month period following a change of control (as such term is defined in the employment agreement), then, in addition to the severance obligations due to Ms. Palmieri as described above, 100% of any then-unvested options to purchase Company common stock previously granted by the Company would have vested upon the date of such termination (subject to earlier expiration at the end of the option’s original term).

 In connection with Ms. Palmieri’s appointment to the position of Executive Chair of the Board, the Company and Ms. Palmieri entered into an amended and restated employment agreement, effective as of March 1, 2022. Pursuant to Ms. Palmieri’s employment agreement, the Company will pay Ms. Palmieri an annual base salary of $450,000. In addition, Ms. Palmieri will be eligible for a bonus of up to 75% of her base salary for achievement of Company and individual performance-related goals to be established by the Compensation Committee. The employment agreement ends on March 1, 2023 but can be extended by the Company for one year.  If Ms. Palmieri is terminated without cause or resigns for good reason (as these terms are defined in the employment agreement) and provided that she complies with certain requirements (including signing a standard separation agreement), under the employment agreement: (i) she will be entitled to continued payment of her base salary as then in effect until March 1, 2023; (ii) she will be entitled to continued health and dental benefits through COBRA premiums paid by the Company until March 1, 2023 or the time that she obtains employment with reasonably comparable or greater health and dental benefits and (iii) she will have until March 1, 2024 to exercise any and all of her options that had vested upon termination of employment to purchase Company common stock (subject to earlier expiration at the end of the option’s original term or Ms. Palmieri’s breach of her employment agreement or other agreement with the Company), unless an extension of up to six months is agreed upon by both Ms. Palmieri and the Company. Finally, Ms. Palmieri’s employment agreement provides that if Ms. Palmieri’s employment is terminated without cause or for good reason within the 12-month period following a change of control (as such term is defined in the employment agreement), then, in addition to the severance obligations due to Ms. Palmieri as described above, 100% of any then-unvested options to purchase Company common stock previously granted by the Company will vest upon the date of such termination (subject to earlier expiration at the end of the option’s original term).

President and Chief Executive Officer.  In connection with Ms. Sandford’s appointment to the position of President and Chief Executive Officer, the Company and Ms. Sandford entered into an employment agreement, effective as of March 1, 2022. The employment agreement ends on February 28, 2023, unless extended by agreement of both Ms. Sandford and the Company.

Pursuant to Ms. Sandford’s employment agreement, the Company will pay Ms. Sandford an annual base salary of $500,000. In addition, Ms. Sandford will be eligible for a discretionary bonus, as determined by the Board.  The employment agreement provides that Ms. Sandford will be granted a series of stock option awards, each with respect to 5,000 shares of Company common stock, on the first trading day of each calendar month during the employment agreement term, subject to the terms and conditions of the Company’s 2019 Stock Incentive Plan and a stock option award agreement in a form substantially similar to that used by the Company for other senior executives of the Company (the “Options”). Each Option shall have a per share exercise price equal to the closing price per share of Company common stock as of the applicable grant date and shall become vested and exercisable on the last day of the calendar month in which the Option was granted, subject to Ms. Sandford’s continued employment by the Company as President and Chief Executive Officer through such vesting date. The employment agreement further provides that if her employment is terminated by the Company without cause, no Option shall expire earlier than the earliest to occur of (i) the first anniversary of the date of her termination of employment as President and Chief Executive Officer, (ii) the date on which such Option would have expired if her employment had continued through the full term of such Option set forth under the Company’s 2019 Stock Incentive Plan and (iii) the date on which she breaches the Employment Agreement or any other agreement between Ms. Sandford and the Company or any of its affiliates.

Pursuant to the employment agreement, Ms. Sandford is required to provide the Company with at least 60 days’ notice of her resignation for any reason, and her resignation date must be no earlier than August 31, 2022. If Ms. Sandford’s employment is terminated by the Company without cause (as defined in the employment agreement), she is entitled to 60 days’ prior written notice of such termination and the termination date must be no earlier than August 31, 2022. No notice is required if Ms. Sandford’s employment concludes upon the expiration of the employment agreement term or if the Company terminates her employment for cause. Other than the foregoing notice obligation, Ms. Sandford is not entitled to any severance payments under the employment agreement.

Chief Financial Officer.  On December 18, 2017, the Company entered into an employment agreement with Robert Beechey. The employment agreement between the Company and Mr. Beechey provides that the Company would initially pay Mr. Beechey an annual base salary of $280,000. Under the employment agreement, Mr. Beechey is eligible for a bonus of up to 50% of his base salary for achievement of performance-related goals and milestones. The employment agreement provides that, in the event that Mr. Beechey is terminated without cause or resigns for good reason (as these terms are defined in the employment agreement), he is entitled to receive: (i) continued payment of his base salary as then in effect for a period of nine months following the date of termination; (ii) continued health and dental benefits paid by the Company until the earlier of nine months after termination or the time that Mr. Beechey obtains employment with reasonably comparable or better health and dental benefits and (iii) a 12-month period after termination to exercise any and all of his vested options to purchase the Company’s common stock (subject to earlier expiration at the end of the option’s original term). Additionally, if Mr. Beechey’s employment is terminated without cause or if he resigns for good reason within the 12-month period following a change in control (as the term is defined in the employment agreement), then, in addition to the severance obligations due to Mr. Beechey as described above, 100% of any then-unvested options previously granted by the Company will vest upon the date of such termination.

2021 Summary Compensation Table

The compensation earned by the Named Executive Officers for the years ended December 31, 2021 and December 31, 2020 was as follows:

Name and Principal Position	Year	Salary	Option Awards(1)(2)	Non-Equity Incentive Plan(3)	All Other Compensation (4)	Total
Valerie B. Palmieri	2021	$439,231	$2,117,250	$135,000	$682	$2,692,163
Executive Chair of the Board (effective March 1, 2022), former President, Chief Executive Officer	2020	$400,000	$351,800	$200,000	$682	$952,482
Robert Beechey	2021	$280,000	$705,750	$98,000	$682	$1,084,432
Chief Financial Officer	2020	$280,000	$130,800	$112,000	$682	$523,482

______________________

(1)

Represents option awards granted to the Named Executive Officers.  The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see Note 9, Employee Benefit Plans, to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

(2)

The Named Executive Officers were granted fewer options in 2021 than in 2020. The fair value computed in accordance with ASC Topic 718 resulted in increase in fair value due to the higher closing stock price on the grant date.

(3)	Amount represents annual incentive bonus for fiscal years 2021 and 2020.
(4)	All Other Compensation consists of Company paid insurance premiums of less than $1,000.

2021 Grants of Plan-Based Awards

The grants of plan-based awards to the Named Executive Officers during 2021 were as follows:

		Estimated future payouts under non-equity incentive plan awards (1)
Name	Grant Date	Threshold	Target	Maximum	All other option awards: Number of securities underlying options (#)(2)	Exercise or base price of option awards ($/sh) (3)	Grant date fair value of option awards($)(4)
		($)	($)	($)
Valerie B. Palmieri	3/19/2021	—	—	—	450,000	7.40	2,117,250
		1	337,500	506,250	—	—	—

Robert Beechey	3/19/2021	—	—	—	150,000	7.40	705,750
		1	140,000	210,000	—	—	—

(1)

These columns show the potential value of the payout for each Named Executive Officer in 2021 if the threshold, target or maximum goals were satisfied for all performance measures under the Company’s annual incentive plan. The performance goals and salary and bonus multiples for determining the payout are described in the “Compensation Discussion and Analysis” section. The 2021 payouts are included in the “2021 Summary Compensation Table.”

The performance goals for determining vesting are described in the “Compensation Discussion and Analysis” section.

(2)	Stock options granted vest 25% annually over a four year period, subject to the Named Executive Officer’s continued employment through the applicable vesting date.
(3)	This column shows the exercise price for the stock options granted, which was the closing price of our common stock on the date of grant.
(4)

This column shows the grant date fair value under ASC Topic 718 of stock options awards granted to Named Executive Officers in 2021. The option grant date fair value was calculated using the Black-Scholes value on the grant date and is the amount the Company will expense in its financial statements over the award’s vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see Note 9, Employee Benefit Plans, to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

2021 Outstanding Equity Awards at Fiscal Year-End

The outstanding equity awards held by the Named Executive Officers as of December 31, 2021 were as follows:

	Option Awards
Name	Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Option Exercise Price	Option Expiration Date
Valerie Palmieri	175,000	—	$ 1.55	10/22/2024
	400,000	—	$ 1.95	1/2/2025
	450,000	—	$ 1.57	3/16/2026
	100,000	—	$ 0.89	11/7/2026
	450,000	—	$ 2.14	3/22/2027
	450,000	—	$ 1.11	4/13/2028
	125,000	—	$ 0.47	1/8/2029
	225,000	225,000	$ 1.29	3/26/2029(1)
	90,000	90,000	$ 0.82	2/12/2030(1)
	125,000	375,000	$ 0.68	3/19/2030(1)
	—	450,000	$ 7.40	3/19/2031(1)
Robert Beechey	150,000	—	$ 2.05	12/17/2027
	112,500	37,500	$ 1.11	4/13/2028(1)
	50,000	—	$ 0.47	1/8/2029
	75,000	75,000	$ 1.29	3/26/2029(1)
	30,000	30,000	$ 0.82	2/12/2030(1)
	50,000	150,000	$ 0.68	3/19/2030(1)
	—	150,000	$ 7.40	3/19/2031(1)

____________________

(1)	Stock options vest in four equal annual installments beginning one year following the vesting commencement date.

Potential Payments Upon Termination

The following table set forth amounts payable to the Named Executive Officers if such officer had been terminated as of December 31, 2021:

Name	Termination Scenario	Continued Payment of Base Salary	Immediate Vesting of Stock Options(3)	Health and Dental Insurance Benefits(4)
Valerie Palmieri	Termination(1)	$450,000	$—	$21,216
	Within 12 Months After Change-in Control(2)	450,000	602,250	21,216
	For cause	—	—	—
Robert Beechey	Termination(1)	$210,000	$—	$27,407
	Within 12 Months After Change-in Control(2)	210,000	0	27,407
	For cause	—	—	—

____________________

(1)

Termination includes the following separation scenarios: involuntary termination not for cause or resignation for good reason (in all cases, assuming the executive is not entering into competitive or other activity detrimental to us).

(2)

Termination of employment by us for reasons other than for cause or by the Named Executive Officer for good reason within the 12-month period following a change in control (as defined in the respective employment agreements).

(3)

Reflects the difference between the exercise price of all options that would have vested upon such a termination and $1.77 (the December 31, 2021 closing price of our common stock). These amounts are in addition to the existing value of options vested at December 31, 2021.

(4)

Assumes each Named Executive Officer does not obtain employment with reasonably comparable or better health and dental benefits within the time period specified in the respective employment agreements.

PROPOSAL 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS

The Company is providing stockholders with an opportunity to vote to approve, on an advisory basis, the Company’s executive compensation, in accordance with Section 14A of the Exchange Act. The advisory vote to approve executive compensation is a non-binding vote on the compensation of the Company’s Named Executive Officers, as described in the “Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this proxy statement. The advisory vote to approve executive compensation is not a vote on the Company’s general compensation policies or the compensation of the Company’s Board. The Company is required to hold the advisory vote to approve executive compensation at least once every three years. At the 2017 annual meeting of stockholders (“2017 Annual Meeting”), the Company asked stockholders to indicate if it should hold an advisory vote to approve the compensation of Named Executive Officers every one, two or three years. In accordance with the vote results at the 2017 Annual Meeting, the Board determined to implement an advisory vote on executive compensation every year until the next required vote on the frequency of stockholder votes on executive compensation.

We believe that our compensation policies and procedures seek to reward our Named Executive Officers for improving our financial and operating performance and leadership excellence, align their interests with those of our stockholders and encourage them to remain with us for long and productive careers. Because bonus and equity compensation play a key role in aligning our executives’ interests with our stockholders’ interests, annual incentives and equity incentives constitute an essential portion of Named Executive Officer compensation. We believe that our compensation elements simultaneously fulfill one or more performance, alignment and/or retention objectives. We believe that our philosophy and practices have resulted in executive compensation decisions that are appropriate and that have benefited the Company over time.

Specifically, the Compensation Committee believes that the structure of the executive compensation program support the following compensation objectives:

•	Attract, retain, reward and motivate high performing executive talent;
•	Align senior officer compensation with our corporate strategies, business objectives and the long-term interests of our stockholders;
•	Increase the incentive to achieve key strategic, financial and operational performance measures by linking incentive award opportunities to the achievement of performance goals in these areas;
•	Provide elements of compensation that, individually and in the aggregate, do not encourage excessive risk-taking; and
•

Enhance the officers’ incentive to increase the Company’s long-term value, as well as promote retention of key people, by providing a portion of total compensation opportunities for senior management in the form of direct ownership in the Company through stock ownership.

The Compensation Committee believes that the design of the executive compensation program, which is intended to reward Named Executive Officers for improving our financial and operating performance and leadership excellence, along with reasonable severance pay multiples, contribute to an executive compensation program that is competitive yet strongly aligned with stockholder interests.

For the reasons discussed above, the Board of Directors is asking you to indicate your support for our Named Executive Officer compensation by voting “FOR” the following “say-on-pay” resolution at the Annual Meeting:

“RESOLVED, that the compensation of the named executive officers of the Company, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other compensation tables and accompanying narrative discussion, is hereby APPROVED.”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY RESOLUTION RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 27,  2022 (unless otherwise indicated), by (1) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (2) each of our directors and director nominees, (3) each of our Named Executive Officers, and (4) all of our directors and executive officers as a group. All shares are subject to the named person’s sole voting and investment power except where otherwise indicated.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Shares of common stock which are issued and outstanding are deemed to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Shares of common stock which are issuable upon exercise of options or warrants or the vesting of RSUs are deemed to be issued and outstanding and beneficially owned by any person who has or shares voting or investment power over such securities only if such securities are exercisable within 60 days of April 27,  2022, and, in any event, solely for purposes of calculating that person’s percentage ownership of the common stock (and not for purposes of calculating the percentage ownership of any other person).

Except where otherwise indicated, the number of shares of common stock deemed outstanding and used in the denominator for determining percentage ownership for each person equals (i) 112,209,064 shares of common stock outstanding as of April 27,  2022, plus (ii) such number of shares of common stock as are issuable pursuant to RSUs, options or warrants held by that person (and excluding RSUs, options and warrants held by other persons) which may vest or be exercised within 60 days of April 27,  2022.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Shares Beneficially Owned
Beneficial Owners of More Than 5%:
Jack W. Schuler(1)	25,751,787	22.9%
100 N. Field Drive, Suite 360
Lake Forest, IL 60045
H. George Schuler(2)	9,207,779	8.2%
100 N. Field Drive, Suite 360
Lake Forest, IL 60045
Seamark Capital, LP (3)	7,014,162	6.3%
223 Wilmington West Chester Pike, Suite 115
Chadds Ford, PA 19317
Robert H. Drysdale(4)	6,412,826	5.7%
132A Royal Circle
Honolulu, HI 96816
Tanya Schuler Sharman(5)	5,943,881	5.3%
100 N. Field Drive, Suite 360
Lake Forest, IL 60045
Directors and Named Executive Officers:
Robert Auerbach	-	*
Celeste R. Fralick (6)	49,835	*
Veronica G.H. Jordan (7)	592,780	*
James T. LaFrance (8)	1,055,373	*
Ruby Sharma	-	*
Nicole Sandford (9)	58,918	*
Valerie B. Palmieri (10)	3,253,094	2.8%
Robert Beechey (11)	870,000	*

All Directors and Executive Officers as a Group (6 persons)	5,880,000	5.2%

_____________________
*    Less than 1%

(1)

Based on the information provided in Amendment No. 12 to Schedule 13D filed with the SEC on July 6, 2020 by Jack W. Schuler with respect to himself and the Jack W. Schuler Living Trust (collectively, the “Jack Schuler Reporting Persons”). The Jack Schuler Reporting Persons reported that, as of July 1, 2020, they have shared voting and dispositive power with respect to 25,751,787 shares of our common stock. The ownership reported above includes (i) 25,394,517 shares of our common stock held by the Jack W. Schuler Living Trust; and (ii) 357,270 shares of our common stock held by the Foundation. Pursuant to the Stockholders Agreement, Mr. Jack W. Schuler is entitled to designate one individual to be nominated by the Company to serve on the Company’s Board of Directors. Mr. Jack W. Schuler is the sole trustee of the Jack W. Schuler Living Trust. Mr. Jack W. Schuler disclaims any beneficial ownership in any of the shares of our common stock held by the Foundation. In addition, Mr. Jack W. Schuler has no pecuniary interest, as such term is used for purposes of Section 16 of the Exchange Act, in any of the Shares held by the Foundation.

(2)

Based on the information provided in Amendment No. 14 to Schedule 13D filed with the SEC on December 30, 2021 by H. George Schuler with respect to himself and the Therese Heidi Schuler Trust (collectively, the “George Schuler Reporting Persons”). The George Schuler Reporting Persons reported that, as of December 17, 2021, Mr. H. George Schuler had shared voting and dispositive power with respect to 9,207,779 shares of our common stock. The ownership reported above includes (i) 6,082,620 shares of our common stock held by the Therese Heidi Schuler Trust; (ii) 2,957,855 shares of our common stock held by the Grandchildren LLC; (iii) 26,000 shares of our common stock held by Gayle Schuler; and (iv) 141,304 shares of our common stock held by Seascape Partners L.P. Mr. H. George Schuler is the sole trustee of the Therese Heidi Schuler Trust,  is the manager of each of the Grandchildren LLC and Seascape Partners L.P. and is the spouse of Gayle Schuler.

(3)

Based on the information provided in Amendment No. 3 to Schedule 13G filed with the SEC on February 16, 2022 by Seamark Capital, L.P. with respect to itself, John D. Fraser and David T. Harrington (collectively, the “Seamark Reporting Persons”). The Seamark Reporting Persons reported that, as of December 31, 2021, they had shared voting and dispositive power with respect to 5,558,966 shares of our common stock. The ownership reported above includes (i) ownership by John D. Fraser, who had sole voting and dispositive power over 525,196 shares of our common stock and shared voting and dispositive power over 5,558,966 shares of our common stock, and (ii) ownership by David T. Harrington, who had sole voting and dispositive power over 930,000 shares of our common stock and shared voting and dispositive power over 5,558,966 shares of our common stock. John D. Fraser and David T. Harrington are Co-Managing Partners of Seamark Capital, L.P., which is the sole Investment Advisor to the Seamark Fund, L.P., a passive investment partnership vehicle, and are sole Partners of Seamark Partners, L.P., the General Partner of Seamark Capital, L.P.

(4)

Based on the information provided in Schedule 13G filed with the SEC on February 14, 2022 by Robert H. Drysdale. Mr. Drysdale reported that as of December 31, 2021, he had sole voting and dispositive power with respect to 6,412,826 shares of our common stock.

(5)

Based on the information provided in Amendment No. 14 to Schedule 13D filed with the SEC on January 13,  2022 by Tanya Schuler Sharman with respect to herself and the Tanya Eva Schuler Trust (collectively, the “Tanya Schuler Sharman Reporting Persons”). The Tanya Schuler Sharman Reporting Persons reported that, as of November 29, 2021, they had shared voting and dispositive power with respect 5,943,881 shares of our common stock. Tanya Schuler Sharman is the sole trustee of the Tanya Eva Schuler Trust.

(6)	Includes 24,918 RSUs vesting within 60 days of April 27, 2022.
(7)	Includes 18,414 RSUs and 268,433 shares issuable upon exercise of stock options vesting within 60 days of April 27, 2022.
(8)	Includes 18,234 RSUs and 577,479 shares issuable upon exercise of stock options vesting within 60 days of April 27, 2022.
(9)	Includes 5,758 RSUs and 10,000 shares issuable upon exercise of stock options vesting within 60 days of April 27, 2022.
(10)	Includes 3,030,000 shares issuable upon exercise of stock options vesting within 60 days of April 27, 2022.
(11)	Includes 660,000 shares issuable upon exercise of stock options vesting within 60 days of April 27, 2022.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. As a practical matter, we assist our officers and directors by completing and filing Section 16 reports on their behalf. Based solely on a review of the copies of such reports filed with the SEC, and the written representations of our officers and directors, we believe that our officers and directors, and persons who own more than 10% of our common stock, complied with all applicable filing requirements for the year ended December 31, 2021, except that Nicole Sandford failed to timely file a Form 3 in connection with her appointment to the Board in February 2021 and James T. LaFrance failed to timely file two Forms 4 for two equity grant transactions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationships Resulting from 2013 Private Placement

In connection with a May 8, 2013 private placement, on May 13, 2013, the Company entered into a Stockholders Agreement (the “Stockholders Agreement”) with certain of the purchasers in the private placement (the “2013 Purchasers”). Among other things, the Stockholders Agreement provides certain of the 2013 Purchasers with rights to participate in any future equity offerings by the Company on the same price and terms as other investors. Pursuant to the Stockholders Agreement, certain of the 2013 Purchasers were offered the opportunity to participate in the private placement of our common stock that we completed on July 8, 2020 (the “2020 Private Placement”), and certain trusts and other entities affiliated with Jack W. Schuler, H. George Schuler and Tanya Schuler  Sharman purchased shares of our common stock.  The 2020 Private Placement resulted in net proceeds to the Company, after deducting expenses, of approximately $10.6 million.  Certain of the 2013 Purchasers were also offered the opportunity to participate in the underwritten public offering of our common stock that we completed on February 8, 2021 (the “2021 Offering”), and certain trusts and other entities affiliated with H. George Schuler and Tanya Schuler Sharman, as well as Seamark Capital, L.P., purchased shares of our common stock.  The 2021 Offering resulted in net proceeds to the Company of approximately $47.9 million, after deducting underwriting discounts and offering expenses.

In addition, in connection with the May 8, 2013 private placement, Oracle Partners, LP and Oracle Ten Fund Master LP, together, and Jack W. Schuler (the “Principal Purchasers”) received rights to prohibit the Company from taking any of the following actions unless agreed to by at least one of the Principal Purchasers:

•	Making any acquisition with a value greater than $2 million;
•

Entering into, or amending the terms of our agreements with Quest Diagnostics, which consent shall not be unreasonably withheld, conditioned or delayed following good faith consultation with the Company;

•	Submitting any resolution at a meeting of stockholders or in any other manner changing or authorizing a change in the size of our Board;
•

Offering, selling or issuing any securities senior to the Company’s common stock or any securities that are convertible into or exchangeable or exercisable for securities ranking senior to our common stock;

•	Amending our Certificate of Incorporation or Bylaws in any manner that effects the rights, privileges or economics of the Company’s common stock;
•	Making any action that would result in a change in control of the Company or an insolvency event;
•

Paying or declaring dividends on any securities of the Company or distributing the assets of the Company other than in the ordinary course of business or repurchasing any outstanding securities of the Company; or

•	Adopting or amending any shareholder rights plan.

In addition, the Principal Purchasers each received the right to nominate a member to serve on our Board. Dr. Eric Varma was designated as a Board nominee by Oracle Partners, LP and Oracle Ten Fund Master, LP pursuant to the Stockholders Agreement and was appointed as a director on September 12, 2013. Dr. Varma did not stand for re-election at the 2018 annual meeting of the stockholders of the Company. Oracle Partners, LP and Oracle Ten Fund Master, LP have not yet notified the Company of the person who will succeed Dr. Varma as the Oracle Partners, LP and Oracle Ten Fund Master, LP designee on the Board. James T. LaFrance was designated as a Board nominee by Jack W. Schuler. The Board appointed Mr. LaFrance as a director and Chair of the Board on December 12, 2013, and effective March 2022 he now serves as Lead Independent Director of the Board.

The rights and prohibitions of the 2013 Purchasers under the Stockholders Agreement terminate for each 2013 Purchaser when it ceases to own or hold less than 50% of the shares, warrants or warrant shares than were purchased at the closing of the 2013 private placement.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE VERMILLION, INC. 2019 STOCK INCENTIVE PLAN

The Board recommends that the stockholders approve an amendment (the “Amendment”) to the Vermillion, Inc. 2019 Stock Incentive Plan (the “2019 Plan”) to (i) change the name of the 2019 Plan to the “Aspira Women’s Health Inc. 2019 Stock Incentive Plan” and (ii) effectuate an increase in the number of shares of common stock of the Company authorized to be granted under the 2019 Plan by 8,000,000 shares so that a total of 18,492,283 shares of common stock are authorized to be granted under the 2019 Plan (reduced by 7,905,776, which represents the number of shares of common stock previously granted under the 2019 Plan). Stockholder approval of the Amendment will provide the Company with flexibility to grant awards from a pool of shares available under the 2019 Plan for purposes of recruiting, retaining, motivating and rewarding participants in the 2019 Plan. Upon the recommendation of the Compensation Committee, the Board has approved the Amendment and has directed that it be submitted for stockholder approval at the Annual Meeting. This Proposal No. 3, if approved, would become effective upon stockholder approval. If stockholders do not approve the Amendment, grants will continue to be made under the 2019 Plan as currently in effect to the extent shares of common stock are available.

Background

The 2019 Plan was initially adopted by the Board in May 2019 and approved by our stockholders in June 2019. A total of 10,492,283 shares of common stock were initially available for awards under the 2019 Plan, consisting of 8,000,000 shares of common stock plus the number of available shares of common stock for future grant under the Vermillion, Inc. Second Amended and Restated 2010 Stock Incentive Plan or any other equity plan maintained by the Company that was outstanding as of the effective date of the 2019 Plan (each, a “Prior Plan”) as of the date on which stockholders approved the 2019 Plan.  Of the shares of common stock authorized under the 2019 Plan, 2,856,507 shares remained available for grant as of April 27, 2022. The Amendment would increase the number of shares of common stock available for future awards under the 2019 Plan as of the date of stockholder approval of the Amendment by 8,000,000 to a total of approximately 18,492,283 shares of common stock. Based on the Company’s current stock price and grant history, the Company anticipates that this share pool as being necessary for future awards to employees, directors and consultants for approximately the next two years.

The Board believes that granting equity-based compensation awards to our officers, employees, directors and consultants is an effective means to provide appropriate incentives for sustaining our financial and operating performance and leadership excellence, to align the interests of award recipients with those of our stockholders and to encourage them to remain with us for long and productive careers. If the Amendment is not adopted, the Board believes it will have significant difficulties in recruiting, retaining, motivating and rewarding officers and employees, making it difficult for the Company to continue operating.

Summary of the 2019 Plan

At the Annual Meeting, our stockholders will be asked to approve the Amendment. The Amendment was approved by our Board on March 31, 2022, subject to stockholder approval. If the Amendment is adopted by our stockholders, we will continue to be able to make awards of long-term equity incentives, which we believe are critical for attracting, motivating, rewarding and retaining a talented management team who will contribute to our success. If the Amendment is not adopted by our stockholders, the Company will continue to operate the 2019 Plan pursuant to its current provisions, but with the 2019 Plan name updated to reflect our new corporate name.

The purposes of the 2019 Plan are to:

•	align the interests of our stockholders and recipients of awards under the 2019 Plan by increasing the proprietary interest of such recipients in the Company’s growth and success;
•	advance the interests of the Company by attracting and retaining non-employee directors, officers, other employees, consultants, independent contractors and agents; and
•	motivate such persons to act in the long-term best interests of the Company and our stockholders.

Under the 2019 Plan, the Company may grant:

·	non-qualified stock options;
·	“incentive stock options” (within the meaning of Section 422 of the Code);

·	stock appreciation rights (“SARs”);
·	restricted stock, RSUs or other stock awards (“Stock Awards”); and
·	performance awards.

As of April 27, 2022, approximately three executive officers, 92 employees and three non-employee directors were eligible to participate in the 2019 Plan, if selected by the Compensation Committee for participation. In addition, our two new director nominees, if elected, will also be eligible to participate in the 2019 Plan, if selected by the Compensation Committee for participation.

Plan Highlights

Some of the key features of the 2019 Plan include:

•	The 2019 Plan is administered by a committee of our Board, comprised entirely of independent directors, which is currently the Compensation Committee of the Board;
•	Stock options and SARs granted under the 2019 Plan may not be repriced without stockholder approval other than in connection with a change in control or adjustments described in the 2019 Plan;
•

The exercise price of stock options and the base price for SARs granted under the 2019 Plan may not be less than the fair market value  of a share of our common stock on the date of grant, subject to certain exceptions for substitute awards granted in connection with a corporate transaction;

•

The 2019 Plan prohibits the grant of dividend equivalents with respect to stock options and SARs and subjects all dividends and dividend equivalents paid with respect to Stock Awards or performance awards to the same vesting conditions as the underlying awards;

•	The 2019 Plan does not contain a liberal change in control definition; and
•

The 2019 Plan provides that the committee may require the reimbursement of all or any portion of any awards granted under the 2019 Plan, or may require the termination, rescission, or the recapture of any award, in the event of certain financial restatements or a violation by the participant of certain restrictive covenants.

 Description of the 2019 Plan

The following description is qualified in its entirety by reference to the 2019 Plan, as amended by the Amendment.  A copy of the 2019 Plan, as amended by the Amendment, is attached to this proxy statement as Exhibit A and incorporated herein by reference.

Administration

The 2019 Plan is administered by a committee designated by our Board (the “Plan Committee”), consisting of two or more members of our Board, each of whom may be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the Nasdaq Capital Market or, if our common stock is not listed on the Nasdaq Capital Market, within the meaning of the rules of the principal stock exchange on which our common stock is then traded. The Compensation Committee currently administers the 2019 Plan.

Subject to the express provisions of the 2019 Plan, the Plan Committee has the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by an agreement containing such provisions not inconsistent with the 2019 Plan as the Plan Committee will approve. The Plan Committee will also have authority to establish rules and regulations for administering the 2019 Plan and to decide questions of interpretation or application of any provision of the 2019 Plan. The Plan Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding stock options and SARs will become exercisable in part or in full, (ii) all or a portion of a restriction period on any award will lapse, (iii) all or a portion of any performance period applicable to any award will lapse and (iv) any performance measures applicable to any outstanding award will be deemed satisfied at target, maximum or any other level.

The Plan Committee may delegate some or all of its power and authority under the 2019 Plan to our Board (or any members thereof) or, subject to applicable law, a subcommittee of our Board, a member of our Board, the Chief Executive Officer or other executive officer of the Company as the Plan Committee deems appropriate, except that it may not delegate its power and authority to a member of our Board, the Chief Executive Officer or any executive officer with regard to awards to persons who are subject to Section 16 of the Exchange Act.

Available Shares

Subject to the adjustment provisions set forth in the 2019 Plan, the number of shares of our common stock initially available for awards under the 2019 Plan was 10,492,283, consisting of 8,000,000 plus the number of available shares of common stock for future grant under the Prior Plan as of the date on which stockholders approved the 2019 Plan.  The 2019 Plan, as amended, increases the number of authorized shares under the 2019 Plan by 8,000,000 to a total of 18,492,283 shares of the Company’s common stock, (reduced by 7,905,776, which represents the number of shares of common stock previously granted under the 2019 Plan), subject to the adjustment provisions included in the 2019 Plan. As of April 27, 2022, the closing stock price for a share of the Company’s common stock, as reported on Nasdaq, was $0.75 per share. All of the available shares of our common stock under the 2019 Plan may be issued in connection with incentive stock options.

The number of available shares will be reduced by the sum of the aggregate number of shares of our common stock which become subject to outstanding stock options, free-standing SARs, Stock Awards and performance awards, other than substitute awards granted in connection with a corporate transaction. To the extent that shares of our common stock subject to an outstanding stock option, free-standing SAR, Stock Award or performance award granted under the 2019 Plan or a Prior Plan, other than substitute awards granted in connection with a corporate transaction, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares of our common stock subject to a stock option cancelled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of our common stock will again be available under the 2019 Plan. Shares of our common stock subject to an award under the 2019 Plan or a Prior Plan will not again be available for issuance under the 2019 Plan if such shares are (a) shares that were subject to a stock option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (b) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes relating to an outstanding award or (c) shares repurchased by the Company on the open market with the proceeds of a stock option exercise.

The aggregate value of cash compensation and the grant date fair value of shares of our common stock that may be awarded or granted during any fiscal year of the Company to any non-employee director shall not exceed $400,000.

Change in Control

Subject to the terms of the applicable award agreement, in the event of a change in control, our Board, as constituted prior to the change in control, may, in its discretion take one of the following actions: (i) require that (a) some or all outstanding stock options and SARs will become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (b) the restriction period applicable to some or all outstanding Stock Awards will lapse in full or in part, either immediately or upon a subsequent termination of employment, (c) the performance period applicable to some or all outstanding awards will lapse in full or in part, and (d) the performance measures applicable to some or all outstanding awards will be deemed satisfied at the target, maximum or any other level; (ii) require that shares of our common stock resulting from or succeeding to the business of the Company pursuant to such change in control, or the parent thereof, be substituted for some or all of the shares of our common stock subject to outstanding awards as determined by our Board; and/or (iii) require outstanding awards to be surrendered to the Company in exchange for a payment of cash, shares of our common stock resulting from the change in control, or the parent thereof, or a combination of cash and shares.

Under the terms of the 2019 Plan, a change in control is generally defined as a change in ownership or control of the Company effected through any of the following transactions: (i) certain mergers or consolidations of the Company unless: (a) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (b) no person (other than persons who are employees at any time more than one year before a transaction) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) the sale or disposition of all, or substantially all, of the Company’s assets; (iii) certain changes in the majority composition of the Board; or (iv) the consummation of a plan of complete liquidation or dissolution of the Company.

Forfeiture and Clawback

Unless otherwise provided in an agreement granting an award, the Company has the following recourse against a participant who does not comply with certain employment-related covenants, either during employment or for certain periods after ceasing to be employed: the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred awards; rescind any exercise, payment or delivery pursuant to the award; or recapture any shares (whether restricted or unrestricted) or proceeds from the participant’s sale of shares issued pursuant to the award.  These remedies are also generally available to the Company for awards that would have had a lower grant level, vesting, or payment if a participant’s fraud or misconduct had not caused or partially caused the need for a material financial restatement by the Company or any affiliate.  In addition, all awards or proceeds from the sale of awards, made or earned pursuant to the 2019 Plan will be subject to the right of the Company to full recovery (with reasonable interest thereon) in the event that the Board determines reasonably and in good faith that any participant’s fraud or misconduct has caused or partially caused the need for a material restatement of the Company’s financial statements for any fiscal year to which the award relates.

Effective Date, Termination and Amendment

The 2019 Plan became effective on June 18, 2019, the date on which the 2019 Plan was approved by our stockholders, and will terminate as of the first annual meeting to occur on or after the tenth anniversary of the effective date, unless earlier terminated by our Board. Awards hereunder may be made at any time prior to the termination of the 2019 Plan, provided that no incentive stock option may be granted later than ten years after the date on which the 2019 Plan was approved by our Board. Our Board may amend the 2019 Plan at any time, subject to stockholder approval if (i) required by applicable law, rule or regulation, including any rule of the Nasdaq Capital Market or any other stock exchange on which our common stock is then traded, or (ii) our Board seeks to modify the non-employee director compensation limit or the prohibition on repricing set forth in the 2019 Plan. No amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

Eligibility

Participants in the 2019 Plan consist of such officers, other employees, non-employee directors, consultants, independent contractors and agents and persons expected to become officers, other employees, non-employee directors, consultants, independent contractors and agents of the Company and its subsidiaries, as selected by the Plan Committee.

Stock Options and SARs

The 2019 Plan provides for the grant of non-qualified stock options, incentive stock options and SARs. The Plan Committee will determine the conditions to the exercisability of each stock option and SAR.

Each stock option will be exercisable for no more than ten years after its date of grant, unless the stock option is an incentive stock option and the optionee owns greater than ten percent (10%) of the voting power of all shares of our capital stock (a “ten percent holder”), in which case the stock option will be exercisable for no more than five years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction, the exercise price of a stock option will not be less than 100% of the fair market value of a share of our common stock on the date of grant, unless the stock option is an incentive stock option and the optionee is a ten percent holder, in which case the stock option exercise price will be the price required by the Code, currently 110% of fair market value.

Each SAR will be exercisable for no more than ten years after its date of grant provided that no SAR granted in tandem with a stock option (a “tandem SAR”) will be exercisable later than the expiration, termination, cancellation, forfeiture or other termination of the related stock option. The base price of an SAR will not be less than 100% of the fair market value of a share of our common stock on the date of grant (or, if earlier, the date of grant of the stock option for which the SAR is exchanged or substituted), provided that the base price of a tandem SAR will be the exercise price of the related stock option. An SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of our common stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of our common stock on the exercise date and the base price of the SAR.

All of the terms relating to the exercise, cancellation or other disposition of stock options and SARs following the termination of employment of a participant, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

The Plan Committee shall not, without the approval of our stockholders, (i) reduce the purchase price or base price of any previously granted stock option or SAR, (ii) cancel any previously granted stock option or SAR in exchange for another stock option or SAR with a lower purchase price or base price or (iii) cancel any previously granted stock option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the fair market value of a share of our common stock on the date of such cancellation, in each case, other than in connection with a change in control or the adjustment provisions set forth in the 2019 Plan.

Stock Awards

The 2019 Plan provides for the grant of Stock Awards. The Plan Committee may grant a Stock Award as restricted stock, RSUs or as another stock award. Except as otherwise determined by the Plan Committee, Stock Awards will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period or if specified performance measures (if any) are not attained during the performance period.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock will have rights as a stockholder of the Company, including the right to vote and receive, on a deferred basis, dividends with respect to the shares of restricted stock. Distributions and dividends with respect to shares of our common stock, including regular cash dividends, will be deposited with the Company and will be subject to the same restrictions as the restricted stock.

The agreement awarding RSUs will specify (i) whether such award may be settled in shares of our common stock, cash or a combination thereof, and (ii) whether the holder will be entitled to receive dividend equivalents, with respect to such award. Any dividend equivalents with respect to RSUs that are subject to vesting conditions will be subject to the same vesting conditions as the underlying award. Prior to settlement of an RSU, the holder of an RSU will have no rights as a stockholder of the Company.

The Plan Committee may grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our common stock, including shares of our common stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of our common stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Plan Committee. Dividend equivalents paid with respect to the other stock awards contemplated by this paragraph will be subject to the same vesting conditions as the underlying awards.

All of the terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a Stock Award upon a termination of employment, whether by reason of disability, retirement, death or any other reason or during a paid or unpaid leave of absence, will be determined by the Plan Committee.

Performance Awards

The 2019 Plan also provides for the grant of performance awards. The agreement relating to a performance award will specify whether such award may be settled in shares of our common stock (including shares of restricted stock), cash or a combination thereof. The agreement relating to a performance award will provide, in the manner determined by the Plan Committee, for the vesting of such performance award if the specified performance measures are satisfied or met during the specified performance period and such performance goals will be determined by the Plan Committee at the time of grant. Any dividend or dividend equivalents with respect to a performance award will be subject to the same restrictions as such performance award.

The performance measures of a performance award may consist of, but shall not be limited to, one or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total stockholder return and earnings per share criteria) or individual basis, may be used by the Committee in establishing performance measures under this Plan:  earnings per share; sales or revenue; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization; net income; returns on equity, assets, capital, investments, or revenue; economic value added; working capital; total stockholder return; the attainment by a share of common stock of a specified fair market value for a specified period of time; expenses; cost reduction goals; cash flow; gross profit or gross margin; operating profit or margin; strategic goals relating to product development, product market share, research, licensing, successful completion of clinical trials, submission of applications with the U.S. Food and Drug Administration (“FDA”) for new tests, receipt from the FDA of clearance for new tests, commercialization of new tests, litigation, human resources, information services, mergers, acquisitions, sales of assets of affiliates or business units, or such other goals as the Committee may determine whether or not listed in the 2019 Plan.   Each such goal may be determined on a pre-tax or post-tax basis or on an absolute or relative basis, and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. In establishing a performance measure or determining the achievement of a performance measure, the Committee may provide that achievement of the applicable performance measures may be amended or adjusted to include or exclude components of any performance measure, including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance measures shall be subject to such other special rules and conditions as the Committee may establish at any time.

Prior to the settlement of a performance award in shares of our common stock, the holder of such award will have no rights as a stockholder of the Company with respect to such shares. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon a termination of employment with or service to, whether by reason of disability, retirement, death or any other reason or during a paid or unpaid leave of absence, will be determined by the Plan Committee.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2019 Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2019 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2019 Plan. Each participant is advised to consult his or her personal tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Section 162(m) of the Code

Section 162(m) of the Code limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for compensation paid to the corporation’s “covered employees.” “Covered employees” include the corporation’s chief executive officer, chief financial officer and the three next most highly compensated executive officers. If an individual is determined to be a covered employee for any year beginning after December 31, 2016, then that individual will continue to be a covered employee for future years, regardless of changes in the individual’s compensation or position.

Stock Options

A participant will not recognize taxable income at the time a stock option is granted, and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares of our common stock purchased on such date over the exercise price paid for such shares, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares of our common stock acquired by exercise of an incentive stock option are held for at least two years from the date the stock option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon that disposition and (ii) the fair market value of those shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

 SARs

A participant will not recognize taxable income at the time SARs are granted, and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) in an amount equal to the fair market value of any shares of our common stock delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

Stock Awards

A participant will not recognize taxable income at the time restricted stock (i.e., stock that is subject to a substantial risk of forfeiture) is granted, and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) at the time of the grant in an amount equal to the excess of the fair market value of the shares of our common stock at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares of our common stock at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

A participant will not recognize taxable income at the time an RSU is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of RSUs, the participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) in an amount equal to the fair market value of any shares of our common stock delivered and the amount of any cash paid by the Company. The amount of ordinary income recognized is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

The tax treatment, including the timing of taxation, of other stock awards will depend on the terms of such awards at the time of grant.

Performance Awards

A participant will not recognize taxable income at the time performance awards are granted, and the Company will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) in an amount equal to the fair market value of any shares of our common stock delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

Historical Stock Awards under Plan

The following table sets forth the number of options and shares of restricted stock units that have been granted to the listed individuals or groups under the 2019 Plan since its inception.

	Number of Options Granted	Number of Restricted Stock Units Granted

Nicole Sandford, President and Chief Executive Officer	110,000	38,935
Valerie B. Palmieri, Executive Chairperson of the Board	1,130,000	-
Robert Beechey, Chief Financial Officer	560,000	-
All executive officers as a group (3 persons)	1,800,000	38,935
All non-executive directors (3 persons)	491,236	272,664
All employees (other than current executive officers) (approximately 92 employees)	5,132,827	170,114
Total	7,424,063	481,713

New Plan Benefits

The Plan Committee has the discretion to grant awards under the 2019 Plan and, therefore, it is not possible as of the date of this proxy statement to determine future awards that will be received by the Named Executive Officers or others under the 2019 Plan. Please see the section entitled “Compensation Discussion and Analysis” for grants made to each of the Named Executive Officers under the 2019 Plan during 2021.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE VERMILLION, INC. 2019 STOCK INCENTIVE PLAN.

Equity Compensation Plan Information

The number of shares of the Company’s common stock to be issued upon exercise of outstanding stock options and other stock awards, the weighted-average exercise price of outstanding stock options and the number of shares available for future stock option grants and other stock awards under equity compensation plans as of December 31, 2021, were as follows:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in First Column)
Equity compensation plans approved by security holders	10,257,908	$2.96	3,729,204
Equity compensation plans not approved by security holders	-	-	-
Total	10,257,908		3,729,204

PROPOSAL 4: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected BDO USA, LLP, an independent registered public accounting firm, to audit our financial statements for the year ending December 31, 2022, and recommends that stockholders vote for ratification of such selection. Notwithstanding this selection, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of our stockholders. In the event of a negative vote on ratification, the Audit Committee may reconsider its selection.

BDO USA, LLP was appointed as our independent registered public accounting firm by the Audit Committee of the Board in April 2012. It is currently serving as our independent registered public accounting firm. BDO USA, LLP has represented to us that it is independent with respect to the Company within the meaning of the published rules and regulations of the SEC.

One or more representatives of BDO USA, LLP plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders and, although they do not expect to do so, they will have the opportunity to make a statement if they so desire.

Audit Fees and Non-Audit Fees

The following is a summary of the fees and services provided by BDO USA, LLP for 2021 and 2020.

	2021	2020
Audit fees	$287,164	$293,680
Audit-related fees	—	—
Tax fees(1)	29,410	54,630
All other fees	—	—
Total	$316,574	$348,310

____________________

(1)	Represent fees for the preparation of our 2020 and 2019 federal and state tax returns.

Audit Committee Pre-Approval of Policies and Procedures

The Audit Committee is responsible for appointing, compensating and overseeing the work of the independent registered public accounting firm. The Audit Committee has established a pre-approval procedure for all audit and permissible non-audit services to be performed by our independent registered public accounting firm.  The pre-approval policy requires that requests for services by the independent registered public accounting firm be submitted to the Chair of the Audit Committee for review and approval. Any requests that are approved by the Chair of the Audit Committee are then aggregated and submitted to the Audit Committee for approval at a meeting of the Audit Committee. Requests may be made with respect to either specific services or a type of service for predictable or recurring services.

All audit, audit-related, tax and other services, which include all permissible non-audit services, provided to us by BDO USA, LLP were pre-approved by the Audit Committee. Additionally, the Audit Committee concluded that the provision of those services by BDO USA, LLP were compatible with the maintenance of the independent registered public accounting firm’s independence.

THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act or the Exchange Act that might incorporate by reference future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal financial controls. Management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2021 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements of the Company with management of the Company and BDO USA, LLP (“BDO”), the Company’s independent registered public accounting firm, which audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2021. In addition, the Audit Committee has discussed with BDO the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees) and the SEC. The Audit Committee has also received from BDO the written disclosures and the letter required by the applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence and has discussed with BDO the firm’s independence from the Company and its management. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Respectfully Submitted by:

Members of the Audit Committee

James T. LaFrance, Chair

Celeste R. Fralick

Veronica G.H. Jordan, Ph.D.

 _____________________________

OTHER MATTERS

We filed an Annual Report on Form 10-K for the year ended December 31, 2021 with the SEC on March 31,  2022 (the “Annual Report”). Stockholders may obtain a copy of the Annual Report, free of charge, by writing to Aspira Women’s Health Inc., Attn: Investor Relations, 12117 Bee Caves Road, Building III, Suite 100, Austin, Texas 78738. In addition, copies of our annual, quarterly and current reports are available at www.aspirawh.com.

Our management and our Board know of no matters to come before the Annual Meeting other than the matters referred to in the Notice of Annual Meeting of Stockholders. The persons named in the enclosed proxy will vote the shares represented thereby in accordance with the recommendation of the Board as to any proposal properly presented at the Annual Meeting, or if no recommendation is made by the Board, then pursuant to the authority granted in the proxy.

IMPORTANT NOTE

The matters to be considered at the Annual Meeting are of great importance to our stockholders.  Accordingly, you are urged to read and carefully consider the information presented in this proxy statement. Your vote is important, no matter how many or how few shares you hold. Please vote your shares by Internet today or request a proxy card to sign, date and return as soon as possible. If your shares are held in street name, only your broker or bank can vote your shares and only upon receipt of your specific instructions. Please contact the person responsible for your account at your broker to ensure that a proxy is voted on your behalf.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Nicole Sandford____________________ Nicole Sandford President, Chief Executive Officer and Director

Austin, Texas
April 29,  2022

Exhibit A

ASPIRA WOMEN’S HEALTH INC.

2019 STOCK INCENTIVE PLAN

(as amended and restated on _______  __, 2022)

I.	INTRODUCTION
1.1

Purposes.  The purposes of the Aspira Women’s Health Inc. 2019 Stock Incentive Plan, as amended and restated, (this “Plan”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining Non-Employee Directors, officers, other employees, consultants, independent contractors and agents and (iii) to motivate such persons to act in the long‑term best interests of the Company and its stockholders.

1.2	Certain Definitions.

“Agreement”  shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board”  shall mean the Board of Directors of the Company.

“Change in Control” shall have the meaning set forth in Section 5.8(b).

“Code”  shall mean the Internal Revenue Code of 1986, as amended.

“Conditions” shall have the meaning set forth in Section 5.13.

“Committee” shall mean the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of The NASDAQ Stock Market or, if the Common Stock is not listed on The NASDAQ Stock Market, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company, and all rights appurtenant thereto.

“Company” shall mean Vermillion, Inc., a corporation organized under the laws of the State of Delaware, or any successor thereto.

“Effective Date” shall have the meaning set forth in Section 5.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value”  shall mean the closing transaction price of a share of Common Stock as reported on The NASDAQ Stock Market on the date as of which such value is being determined or, if the Common Stock is not listed on The NASDAQ Stock Market, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided,  however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) or, to the extent set

Exhibit A

forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Government Agencies” shall have the meaning set forth in Section 5.13.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Other Stock Award” shall mean an award granted pursuant to Section 3.4 of the Plan.

“Performance Award” shall mean a right to receive an amount of cash, Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award, Other Stock Award or Performance Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total shareholder return and earnings per share criteria) or individual basis, may be used by the Committee in establishing Performance Measures under this Plan:  earnings per share; sales or revenue; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization; net income; returns on equity, assets, capital, investments, or revenue; economic value added; working capital; total stockholder return; the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time; expenses; cost reduction goals; cash flow; gross profit or gross margin; operating profit or margin; strategic goals relating to product development, product market share, research, licensing, successful completion of clinical trials, submission of applications with the U.S. Food and Drug Administration (“FDA”) for new tests, receipt from the FDA of clearance for new tests, commercialization of new tests, litigation, human resources, information services, mergers, acquisitions, sales of assets of affiliates or business units, or such other goals as the Committee may determine whether or not listed herein.   Each such goal may be determined on a pre-tax or post-tax basis or on an absolute or relative basis, and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. In establishing a Performance Measure or determining the achievement of a Performance Measure, the Committee may provide that achievement of the applicable Performance Measures may be amended or adjusted to include or exclude components of any Performance Measure, including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance Measures shall be subject to such other special rules and conditions as the Committee may establish at any time.

 “Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

Exhibit A

“Prior Plan”  shall mean the Vermillion, Inc. Second Amended and Restated 2010 Stock Incentive Plan and each other equity plan maintained by the Company under which awards are outstanding as of the effective date of this Plan.

“Recapture” shall have the meaning set forth in Section 5.13.

“Reimbursement” shall have the meaning set forth in Section 5.14.

“Rescission” shall have the meaning set forth in Section 5.13.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award or Other Stock Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free‑Standing SAR or a Tandem SAR.

“Stock Award”  shall mean a Restricted Stock Award, Restricted Stock Unit Award or Other Stock Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided,  however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

“Tandem SAR”  shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

“Termination”  shall have the meaning set forth in Section 5.13.

1.3

Administration.   This Plan shall be administered by the Committee.  Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options; (ii) SARs in the form of Tandem SARs or Free‑Standing SARs; (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Other Stock Awards; and (iv) Performance Awards.  The Committee shall, subject

Exhibit A

to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock subject to an award, the number of SARs, the number of Restricted Stock Units, the dollar value subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award.  The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding awards shall be deemed to be satisfied at the target, maximum or any other level.  The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities.  All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided,  however, that the Committee may not delegate its power and authority to a member of the Board, the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

1.4

Eligibility.   Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, consultants, independent contractors, agents, and persons expected to become officers, other employees, Non-Employee Directors, consultants, independent contractors and agents of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time.  The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.  Except as otherwise provided for in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director, consultant, independent contractor or agent.  The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during an approved leave of absence. The aggregate value of cash compensation and the grant date fair value of shares of Common Stock that may be awarded or granted during any fiscal year of the Company to any Non-Employee Director shall not exceed $400,000.

1.5

Shares Available.  Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, 18,492,283 shares of Common Stock shall initially be available for all awards under this Plan, other than Substitute Awards.  Subject to adjustment as provided in Section 5.7, no more than 8,000,000 shares of Common Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options.     The number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Awards denominated in shares of Common Stock.

To the extent that shares of Common Stock subject to an outstanding option, SAR, Stock Award or Performance Award granted under the Plan or a Prior Plan, other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan; provided,  however, that shares of Common Stock subject to an award under this Plan or a Prior Plan shall not again be available for issuance under this Plan if such shares are (x) shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or

Exhibit A

net exercise of such option or SAR, (y) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award or (z) shares repurchased by the Company on the open market with the proceeds of an option exercise.  At the time this Plan becomes effective, none of the shares of Common Stock available for future grant under the Prior Plan shall be available for grant under such Prior Plan or this Plan.

The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

II.	STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
2.1

Stock Options.   The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee.  Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option.  To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)

Number of Shares and Purchase Price.  The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided,  however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

(b)

Option Period and Exercisability.  The period during which an option may be exercised shall be determined by the Committee; provided,  however, that no option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant.  The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option.  The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time.  An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c)

Method of Exercise.  An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C)

Exhibit A

authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request.  Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the participant.  No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2

Stock Appreciation Rights.  The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee.  The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)

Number of SARs and Base Price.  The number of SARs subject to an award shall be determined by the Committee.  Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted.  The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option.  The base price of a Free-Standing SAR shall be determined by the Committee; provided,  however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted).

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.

(b)

Exercise Period and Exercisability.  The period for the exercise of an SAR shall be determined by the Committee; provided,  however, that (i) no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and (ii) no Free-Standing SAR shall be exercised later than ten years after its date of grant.  The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR.  The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time.  An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free‑Standing SAR, only with respect to a whole number of SARs.  If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d).  Prior to the exercise of a stock-settled SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c)

Method of Exercise.  A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request.  A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request.  No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.3

Termination of Employment or Service.  All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case

Exhibit A

may be, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

2.4

No Repricing.   The Committee shall not, without the approval of the stockholders of the Company, (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Section 5.7.

2.5

No Dividend Equivalents.Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

III.	STOCK AWARDS
3.1

Stock Awards.  The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee.  The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award or, in the case of an Other Stock Award, the type of award being granted.

3.2

Terms of Restricted Stock Awards.  Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)

Number of Shares and Other Terms.  The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b)

Vesting and Forfeiture.  The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period or (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c)

Stock Issuance.  During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award.  All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part.  Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d)

Rights with Respect to Restricted Stock Awards.  Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided,  however, that a distribution or dividend with respect to shares of Common Stock, including a regular cash dividend, shall be

Exhibit A

deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.
3.3

Terms of Restricted Stock Unit Awards.  Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)

Number of Shares and Other Terms.  The number of shares of Common Stock subject to a Restricted Stock Unit Award, including the number of shares that are earned upon the attainment of any specified Performance Measures, and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b)

Vesting and Forfeiture.  The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period or (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c)

Settlement of Vested Restricted Stock Unit Awards.  The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award.  Any dividend equivalents with respect to Restricted Stock Units that are subject to vesting conditions shall be subject to the same vesting conditions as the underlying awards.  Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.4

Other Stock Awards.  Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, including without limitation shares of Common Stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee.  The Committee shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion. Any distribution, dividend or dividend equivalents with respect to Other Stock Awards that are subject to vesting conditions shall be subject to the same vesting conditions as the underlying awards.

3.5

Termination of Employment or Service.  All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

IV.	PERFORMANCE AWARDS
4.1	Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.
4.2

Terms of Performance Awards.   Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)

Value of Performance Awards and Performance Measures.  The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

Exhibit A

(b)

Vesting and Forfeiture.  The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c)

Settlement of Vested Performance Awards.  The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof.  If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d).  Any dividends or dividend equivalents with respect to a Performance Award shall be subject to the same restrictions as such Performance Award.  Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

4.3

Termination of Employment or Service.  All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

V.	GENERAL
5.1

Effective Date and Term of Plan.  This Plan shall be submitted to the stockholders of the Company for approval at the Company’s 2019 annual meeting of stockholders and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at such annual meeting of stockholders, shall become effective as of the date on which the Plan was approved by stockholders (the “Effective Date”).  This Plan shall terminate as of the first annual meeting of the Company’s stockholders to occur on or after the tenth anniversary of its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than ten years after the date on which the Plan was approved by the Board.  In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

5.2

Amendments.  The Board may amend this Plan as it shall deem advisable; provided,  however, that no amendment to the Plan shall be effective without the approval of the Company’s stockholders if (i) stockholder approval is required by applicable law, rule or regulation, including any rule of The NASDAQ Stock Market, or any other stock exchange on which the Common Stock is then traded, or (ii) such amendment seeks to modify the Non-Employee Director compensation limit set forth in Section 1.3 or the prohibition on repricing set forth in Section 2.4 hereof; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

5.3

Agreement.  Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award.  No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, executed or electronically accepted by the recipient of such award. Upon such execution or acceptance and delivery of the Agreement to the Company within the time period specified  by the Company, such award shall be effective as of the effective date set forth in the Agreement.

5.4

Non-Transferability.  No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a domestic relations order, in each case, without consideration.  Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person.  Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process.  Upon any

Exhibit A

attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.
5.5

Tax Withholding.  The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award.  An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation; (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award.  Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable IRS withholding rules).  Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6

Restrictions on Shares.  Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.  The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7

Adjustment.    In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Stock Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Award (including the number and class of securities subject thereto, if applicable), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs in accordance with Section 409A of the Code.  In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.8	Change in Control.
(a)	Subject to the terms of the applicable award Agreements, in the event of a “Change in Control,” the Board, as constituted prior to the Change in Control, may, in its discretion:
(1)

require that (i) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the Restriction Period applicable to some or all outstanding Stock Awards shall lapse in full or in part, either immediately or upon a subsequent

Exhibit A

termination of employment, (iii) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (iv) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;

(2)

require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or

(3)

require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an option or an SAR, the aggregate number of shares of Common Stock then subject to the portion of such option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR, (B) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the number of shares of Common Stock then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i), whether or not vested, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (C) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i); (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares pursuant to clause (ii) above.

(b)	For purposes of this Plan, a “Change in Control” shall be deemed to have occurred if:
(1)

The Company consummates a merger, or consolidation of the Company with any other corporation unless: (A) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (B) no Person (other than Persons who are employees at any time more than one year before a transaction) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(2)	The sale or disposition by the Company of all, or substantially all, of the Company’s assets;
(3)

Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board; or

(4)	The consummation of a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock immediately prior to such transaction or series of transactions continue to have

Exhibit A

substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

5.9

Deferrals.  The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards.  Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10

No Right of Participation, Employment or Service.  Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan.  Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

5.11

Rights as Stockholder.  No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.12

Designation of Beneficiary.  To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity.  To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company.  Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company.  The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse.  The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations.  If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

5.13	Termination, Rescission and Recapture of Awards.
(a)

Each award under the Plan is intended to align the participant’s long-term interests with those of the Company. Accordingly, unless otherwise expressly provided in an Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred awards (“Termination”), rescind any exercise, payment or delivery pursuant to the award (“Rescission”), or recapture any shares of Common Stock (whether restricted or unrestricted) or proceeds from the participant’s sale of shares of Common Stock issued pursuant to the award (“Recapture”), if the Participant does not comply with the conditions of subsections (b), (c), and (e) hereof (collectively, the “Conditions”).

(b)

The participant shall comply with any agreement between the participant and the Company or any affiliate with regard to nondisclosure of the proprietary or confidential information or material of the Company or any affiliate.

(c)

The participant shall comply with any agreement between the participant and the Company or any affiliate with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments and improvements).

(d)

Upon exercise, payment, or delivery of cash or Common Stock pursuant to an award, the participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan.

(e)

If the Company determines, in its sole and absolute discretion, that (i) a participant has violated any of the Conditions set forth in subsection (b) or (c); (ii) during his or her service with the Company, or within one year after its termination for any reason, a participant has solicited any non-administrative employee of the Company to terminate employment with the Company; or (iii) during his or her service with the Company, a participant has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.

Exhibit A

(f)

Within ten days after receiving notice from the Company of any such activity described in Section 5.13(e) above, the participant shall deliver to the Company the shares of Common Stock acquired pursuant to the award, or, if participant has sold the shares of Common Stock, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the participant returns shares of Common Stock that the participant purchased pursuant to the exercise of an option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the participant paid for such shares. Any payment by the participant to the Company pursuant to this Section shall be made either in cash or by returning to the Company the number of shares of Common Stock that the participant received in connection with the rescinded exercise, payment, or delivery.

(g)

Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular participant or award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or participant or award.

(h)

If any provision within this Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives and any limitations required under applicable law.

(i)

Nothing contained in this Section 5.13 is intended to limit the participant’s ability to (i) report possible violations of law or regulation to, or file a charge or complaint with, the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Department of Justice, the Congress, any Inspector General, or any other federal, state or local governmental agency or commission (“Government Agencies”), (ii) communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company or (iii) under applicable United States federal law to (x) disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law or (y) disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure.

5.14

Recoupment of Awards. Unless otherwise specifically provided in an Agreement, and to the extent permitted by applicable law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of any participant, require that any participant reimburse the Company for all or any portion of any awards granted under this Plan (“Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any award, if and to the extent—

(a)	the granting, vesting, or payment of such award was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;
(b)

in the Committee’s view the participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any affiliate; and

(c)	a lower granting, vesting, or payment of such award would have occurred based upon the miscalculated amounts or the conduct described in clause (b) of this Section.

In each instance, the Committee will, to the extent practicable and allowable under applicable laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such award granted to a participant; provided that the Company will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such awards that were paid or vested more than three years prior to the first date of the applicable restatement period.

5.15

Governing Law.  This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

Exhibit A

5.16

Foreign Employees.  Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

ASPIRA WOMEN'S HEALTH INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D84508-P71466 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ASPIRA WOMEN'S HEALTH INC.

ASPIRA WOMEN'S HEALTH INC.'s Board of Directors recommends a vote "FOR" each of the director nominees listed in proposal 1 and "FOR" proposals 2, 3 and 4.

1. Election of directors:

	For	Against	Abstain
1a. Robert Auerbach, M.D.	☐	☐	☐
1b. Celeste R. Fralick, Ph.D.	☐	☐	☐
1c. Veronica G.H. Jordan, Ph.D.	☐	☐	☐
1d. James T. LaFrance	☐	☐	☐
1e. Valerie B. Palmieri	☐	☐	☐
1f. Nicole Sandford	☐	☐	☐
1g. Ruby Sharma	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

Please sign exactly as your name(s) appear(s) on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ASPIRA WOMEN’S HEALTH INC. ANNUAL MEETING OF STOCKHOLDERS Tuesday, June 22, 2022
8:00 a.m. (Eastern Daylight Time) Online via live webcast at: reqister.proxypush.com/awh To register for the virtual meeting, please follow the instructions below: Visit register.proxypush.com/awh on your smartphone, tablet or computer. As a stockholder, you will then be required to enter your control number which is located in the upper right hand comer on the reverse side of this proxy card. After registering, you will receive a confirmation email and an email approximately 1 hour prior to the start of the meeting to the email address you provided during registration with a unique link to the virtual meeting. ASPIRA WOMEN’S HEALTH INC. 12117 Bee Caves Road, Building III, Suite 100 Austin, Texas 78738 proxy THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The signatory hereby appoints each of Valerie B. Palmieri and Robert Beechey, with full power of substitution, as the lawful attorney and proxy of the signatory, revoking all proxies previously given, and hereby authorizes each of them to vote as designated on the reverse side, and, in his or her discretion, upon such other business as may properly be presented at the meeting, all of the shares of common stock of ASPIRA WOMEN’S HEALTH INC. which the signatory shall be entitled to vote at the Annual Meeting of Stockholders to be held on June 22, 2022, and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed by the stockholder(s) signing on the reverse side. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED “FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR" PROPOSALS 2 AND 3 ON THE REVERSE SIDE. This proxy may be revoked at any time prior to the time it is voted by any mean

s described in the accompanying proxy statement. PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. (TO BE SIGNED ON REVERSE SIDE)